UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

California Water Service Group

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Letter to Stockholders
Dear Fellow Stockholder:
It is my pleasure to invite you to join us for the California Water Service Group 2023 Annual Meeting of Stockholders at 9:30 a.m. Pacific Time on Wednesday, May 31, 2023. Once again, we will hold the Annual Meeting online to allow for greater participation by all of our stockholders, regardless of their geographic location. Please see the Notice of Annual Meeting on the next page for more information.
Your vote is very important. We encourage you to read the Proxy Statement and vote your shares at your earliest convenience, even if you plan to attend the meeting.
Sincerely,
Peter C. Nelson
Chairman of the Board
April   , 2023
I am proud of all we accomplished in 2022, despite the headwinds caused by regulatory delays, inflation, and supply chain issues. We met or surpassed every applicable water quality standard set to protect public health and safety; did exceedingly well on our customer service performance metrics; and invested $328 million in infrastructure improvements needed to support the quality and reliability of our operations. We also closed acquisitions adding more than 4,000 customers, secured regulatory approval on new acquisitions expected to add 2,900 customers upon closing, and signed purchase agreements with utilities serving approximately 980 customers.
In addition to these foundational results, we developed and began executing an employee engagement strategy, secured more than $10 million in grants for projects benefiting disadvantaged communities, and contributed $1.58 million to charitable organizations that share our commitment to enhancing the quality of life for those we serve. I encourage you to review our summary annual report for more information on our 2022 progress and our ESG Report, available at www.calwatergroup.com in May 2023, to learn more about our efforts related to sustainability and citizenship.
This year’s Board nominees represent a wide range of backgrounds and expertise. We believe our diversity of experiences, perspectives, and skills contributes to the Board’s effectiveness in managing risk and overseeing strategy and execution, positioning us for long-term success. Two years ago, during our annual succession planning meeting, the Board of Directors and I started planning for my retirement. During that time, we worked with our outside advisers to determine the right structure for us to move forward and help position California Water Service Group for continued success. As I conclude my time as Chairman and hand off the chairmanship to Marty Kropelnicki, I want to thank the Board of Directors for their continued diligence and know I am leaving all of our shareholders in good hands as California Water Service Group moves forward. It has been an honor and pleasure to serve you.
On behalf of the California Water Service Group Board of Directors, thank you for your continued support and investment.

California Water Service Group | 2023 Proxy Statement

Notice of Annual Meeting of Stockholders
Date and Time	Location	Record Date

Wednesday, May 31, 2023 9:30 a.m. Pacific Time	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2023	Only stockholders at the close of business on April 4, 2023 are entitled to receive notice of and vote at the Annual Meeting
The 2023 Annual Meeting of Stockholders of California Water Service Group (Group) will be held on May 31, 2023, at 9:30 a.m. Pacific Time. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/CWT2023. At the Annual Meeting, stockholders will consider and vote on the following matters:
1. Election of the nine directors named in the Proxy Statement;
2. An advisory vote to approve executive compensation;
3. An advisory vote on the frequency of future advisory votes to approve executive compensation;
4. Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2023;
5. Approval of an amendment to the Group’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
6. Stockholder proposal requesting additional emissions reduction targets and reporting if properly presented at the Annual Meeting; and
7. Such other business as may properly come before the Annual Meeting.
These matters are more fully described in the Proxy Statement accompanying this notice. We believe your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) online, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote online during the Annual Meeting. For specific instructions, please refer to “Questions and Answers About the Proxy Materials and the Annual Meeting” in this Proxy Statement and the instructions on the proxy card.
In the event of a technical malfunction or other situation that the Chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the Chair or Corporate Secretary will convene the meeting at 10:30 a.m. Pacific Time on the date specified above and at the address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the Chair or Corporate Secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on our Investor Relations website at http://ir.calwatergroup.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 31, 2023: Electronic copies of the Group’s Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.

The Group expects to mail the Notice Regarding Internet Availability of Proxy Materials to its stockholders commencing on or about April   , 2023.
By Order of the Board of Directors
Michelle R. Mortensen
Vice President, Corporate Secretary and Chief of Staff
April   , 2023
California Water Service Group | 2023 Proxy Statement

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	77
PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION	78
REPORT OF THE AUDIT COMMITTEE	79
RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	80
PROPOSAL NO. 4 — RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023	81
PROPOSAL NO. 5 — APPROVAL OF AMENDMENT TO THE GROUP’S CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION	82
PROPOSAL 6 — STOCKHOLDER PROPOSAL REQUESTING ADDITIONAL EMISSIONS REDUCTION TARGETS AND REPORTING	84
OTHER MATTERS	87
FREQUENTLY ASKED QUESTIONS	90

California Water Service Group | 2023 Proxy Statement

This proxy statement contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (the PSLRA). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA. Examples of forward-looking statements in this document include our strategy, goals, progress or expectations with respect to our approach to environmental, social, and governance, workplace and employee safety, diversity, equality, and inclusion, human capital management, corporate responsibility and sustainability and public policy and political involvement (collectively, ESG Information), and new acquisitions, among other topics. Forward-looking statements in this proxy statement are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact and are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks, including, among other things, the evolution of applicable laws and regulations, and the ability of our suppliers and partners to meet our sustainability standards. Consequently, actual results may vary materially from what is contained in a forward-looking statement. For more information on these risks, uncertainties and other factors, refer to our Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors” in Item 1A, as updated in Part II of our subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this annual report or as of the date of any document incorporated by reference in this annual report, as applicable. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.
In addition, historical, current and forward-looking ESG Information-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.
ESG Information identified as material, significant or priority for purposes of, and information otherwise included in, this document may not be considered material for Securities and Exchange Commission (SEC) reporting purposes. The term “material” used in the context of our ESG Information is distinct from and should not be confused with what we consider “material” for the purposes of U.S. securities laws and SEC reporting.
California Water Service Group | 2023 Proxy Statement

PROXY SUMMARY
Information About Our 2023 Annual Meeting of Stockholders

Date and time:	Wednesday, May 31, 2023 at 9:30 a.m. Pacific Time
Location:	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2023
Record Date:	April 4, 2023
Voting matters:	Stockholders will be asked to vote on the following matters at the Annual Meeting:
Overview of Voting Items
PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION
Proposal No. 1: Election of Nine Directors	Pages 13-21	FOR All Nominees
The Board of Directors and Nominating/Corporate Governance Committee believes that all of the following nine nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes, and skills that led our Board to conclude that each of the nominees should serve as director follows the biographical information of each nominee. The directors reflect the diversity of the Company’s stockholders, employees, customers, and communities.
California Water Service Group | 2023 Proxy Statement | 1

				Committees
Name and Principal Occupation	Age	Director Since	Independent	A	C	F	NG	S
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	69	2015	YES
Shelly M. Esque Former Vice President and Global Director of Corporate Affairs of Intel Corporation	62	2018	YES
Martin A. Kropelnicki President & CEO of California Water Service Group	56	2013	—
Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	71	2010	YES
Yvonne A. Maldonado, M.D. Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	67	2021	YES
Scott L. Morris Chairman of Avista Corporation	65	2019	YES
Carol M. Pottenger Principal and Owner of CMP Global, LLC	68	2017	YES
Lester A. Snow Director and Former President of the Klamath River Renewal Corporation	71	2011	YES
Patricia K. Wagner Former Group President of U.S. Utilities for Sempra Energy	60	2019	YES
Number of meetings held during 2022				4	4	3	2	3
Chair	A: Audit	C: Organization and Compensation
Member	F: Finance and Capital Investment	NG: Nominating/Corporate Governance
S: Enterprise Risk Management, Safety, and Security
PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION
Proposal No. 2: Advisory Vote on Executive Compensation	Page 77	FOR
We seek to closely align the total direct compensation of our officer team with performance and appropriately balance the focus on our short-term and long-term priorities with annual and long-term rewards. Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs are designed to reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers.
California Water Service Group | 2023 Proxy Statement | 2

PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION
Proposal No. 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	Page 78	ONE YEAR
The Board believes continuing to hold an advisory non-binding vote to approve the compensation of our named executive officers on an annual basis is in the best interests of the Company and its stockholders. The Board is recommending that stockholders vote for a one-year interval for the advisory vote to approve executive compensation.
PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION
Proposal No. 4: Ratification of Independent Accountants	Page 81	FOR
The Board believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders. The Board is recommending stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2023.
PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION
Proposal No. 5: Approval of Amendment to the Group’s Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	Page 82	FOR
The Board is recommending stockholder approval of the amendment to the Group’s Certificate of Incorporation to reflect new Delaware Law provisions regarding officer exculpation. The Board believes that this amendment would strike the appropriate balance between furthering the Group’s goals of attracting and retaining quality officers with promoting stockholder accountability.
California Water Service Group | 2023 Proxy Statement | 3

PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION
Proposal No. 6: Stockholder Proposal Requesting Additional Emissions Reduction Targets and Reporting	Page 84	AGAINST
Our Board of Directors agrees with the overarching goal underlying the proposal — that it is important to mitigate climate risk — and believes that the Group’s existing ESG initiatives and reporting, including plans to publish GHG emissions reduction targets, are aligned with this goal. However, after careful consideration, our Board of Directors believes that the action requested by the proposal is unnecessary, not an efficient use of resources in light of the Group’s business, and not in the best interests of the Group or its stockholders at this time, and therefore recommends that stockholders vote “AGAINST” this proposal.
Our Company

California Water Service Group is the third-largest publicly traded water utility in the United States, providing high-quality water and wastewater services to more than two million people in over 100 communities. Headquartered in San Jose, California, the Group consists of four regulated subsidiaries: California Water Service Company (Cal Water), Hawaii Water Service Company (Hawaii Water), New Mexico Water Service Company (New Mexico Water), Washington Water Service Company (Washington Water). TWSC, Inc. holds regulated and contracted wastewater utilities. We secure, treat, test, store, and distribute water, and we provide wastewater collection and treatment services.
Fiscal 2022 Overview

2022 Financial Highlights

Operating Revenue $846.4M	Net Income $96.0M

Earnings Per Share $1.77	Capital Investment $327.8M	Dividend Increase 8.7%
California Water Service Group | 2023 Proxy Statement | 4

Governance Highlights

Effective Board Leadership and
Independent Oversight
•
Independent Lead Director with well-defined responsibilities

•
Executive sessions led by independent Lead Director at Board meetings

•
Ongoing review of Board composition and succession planning

•
Focus on the diversity, experience, skills, and attributes that enhance our Board

•
Mandatory director retirement at age 75

•
Substantial majority of Board members are independent directors and all committees are composed of independent directors

Overview of Corporate Governance
•
Code of Conduct for Directors, Officers, and Employees

•
Clawback policy

•
Stock ownership guidelines for executive officers and directors

•
Prohibition on short sales, transactions in derivatives, and hedging and pledging of stock by directors and executive officers

•
Annual review of committee assignments and committee chairs

•
Annual committee assessments

•
Integrated active risk management

•
Annual Board self-assessment

Stockholder Rights
•
No dual-class common stock structure

•
Annual election of all directors

•
Majority voting for directors in uncontested elections

•
No supermajority voting requirements in governing documents

•
Stockholder right at 10% threshold to call a special meeting

•
Annual advisory vote for say-on-pay

Board of Directors

The Group’s director nominees collectively contribute significant experience in the areas we believe to be the most relevant to overseeing the Company’s business and strategy.
Board Diversity
Based on the voluntary self-identification of gender, age, race, and ethnicity by our director nominees, the graphs below represent the diversity of the director nominees.

California Water Service Group | 2023 Proxy Statement | 5

Board Experience/Qualifications/Skills/Attributes
Board Independence

ALL Independent Board Committees	8 of 9 Independent Director Nominees

75 Mandatory Retirement Age	Scott L. Morris Independent Lead Director
Board Tenure
California Water Service Group | 2023 Proxy Statement | 6

Stockholder Engagement and Responsiveness

Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to enhance long-term stockholder value. For fiscal year 2022, we received 92% of the votes cast on the Say-on-Pay advisory vote taken at the 2022 Annual Meeting of Stockholders.
As illustrated in the table below, our Board has been responsive to stockholder feedback. Over the past several years, we have made numerous changes to our governance and executive compensation programs and related disclosures based on feedback from our stockholders and our annual review of market practices.

Recent Governance and Executive Compensation Changes

Governance
•
Formed the Enterprise Risk Management, Safety, and Security Committee

•
Environmental, social, and governance (ESG) items are overseen by the Nominating/Corporate Governance Committee

•
Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights

•
Intend to publish our second ESG report in May 2023 with disclosure aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and in reference to Global Reporting Initiative (GRI) standards

•
Included an ESG metric in the 2020, 2021, and 2022 long-term at-risk compensation program for the three-year performance periods 2020-2022, 2021-2023, and 2022-2024

Compensation
•
Continued emphasis on allocating long-term equity compensation to performance-based equity awards

•
Modified the performance criteria used for long-term and short-term at-risk compensation programs

•
Revised the methodologies used to determine our Supplemental Executive Retirement Plan’s (SERP) actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

•
Conducted an independent, third-party review of:

•
Our President and CEO’s compensation program

•
Our executive short-term and long-term at-risk compensation programs

•
Our proxy peer group

•
Updated our peer group to reflect industry changes

Environmental, Social, and Governance Highlights

As a company, we have always stood for “doing the right thing.” We strive to make the world a better place and take pride in our long-standing efforts to provide a sustainable supply of safe water at affordable rates, plan for our customers’ future water needs, be responsible stewards of the environment, invest and give back to our communities, have the best-trained employees, and maintain high ethical standards. This commitment is instilled in our shared purpose, which is to enhance the quality of life for our customers, communities, employees, and stockholders.
Our Approach to Environmental, Social, and Governance (ESG)
We are dedicated to understanding and leveraging the interdependence of ESG interests and are proud of our contributions to a sustainable future. We aim to integrate our commitment to protecting the planet, caring for people, and operating with the utmost integrity into the fabric of our daily business activities. We believe this will support our long-term sustainability and business success and help us achieve our purpose of enhancing the quality of life for those we serve. We prioritize ESG focus areas based on the importance to our business and to our stakeholders, which informs ongoing elements of our broader ESG program and priorities, including ESG reporting and disclosure, objective-setting, integration with our corporate strategy, and internal and external stakeholder engagement efforts.
Set in 2021, our ESG objectives reflect our efforts to drive accountability, establish milestones, and measure progress that guide our performance. We developed these objectives to concentrate on topic areas that did not already have strong initiatives in place at Group. In support of these initiatives, we continue to engage with stakeholders, including our regulators, to advocate for ESG-related
California Water Service Group | 2023 Proxy Statement | 7

projects. In 2022, we made progress toward our objectives, as discussed below and in more detail in our 2022 Environmental, Social, and Governance (ESG) Report, which we intend to make available in May 2023.
Our Enterprise Risk Management (ERM) program supports our efforts to effectively mitigate ESG risks by incorporating material ESG topics into our ERM process and providing strategic recommendations to enhance performance. Through this program, we focus on strengthening our practices and assessing enterprise risks and mitigation controls annually to contribute to business continuity.
For more information on our formal ESG governance structure, please refer to “Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters” on page 36 in this Proxy Statement.
ESG Report
Our 2022 Environmental, Social, and Governance (ESG) Report will cover our activities from January 1, 2022 to December 31, 2022 and represents our sixth year of ESG reporting. The report aligns with the Sustainability Accounting Standards Board (SASB) Water Utilities and Services Industry Standard, leverages the guidance of the Task Force on Climate-related Financial Disclosures (TCFD), and references the 2021 Global Reporting Initiative (GRI) Universal Standards. We intend to make the full report, including additional information on the following topics, available at www.calwatergroup.com in May 2023. Web links are provided throughout this Proxy Statement for convenience and are inactive textual references only. The content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
Workplace and Employee Safety
The health and safety of our employees is integral to the success of our business. We strive to surpass the requirements of applicable regulations and protect our team members by offering safety training, proactively preventing injuries, and fostering a culture of safety at our place of business. Health and safety represent a vital part of our operations because we believe our employees are our most important resources and are critical to our continued success. Our occupational health and safety management policies and processes apply to all Group employees, facilities, and operations, and guide our strategy to preserve an accident-free and healthy work environment. Examples that demonstrate our commitment to the safety and well-being of our employees include the following:
•
Maintenance of an Illness and Injury Prevention Plan that incorporates over 30 internal programs, procedures, and policies related to health and safety

•
Development of local safety committees to promote safe practices through performing job safety analyses and increasing awareness of safety guidelines

•
Engagement with our union workforce through the Power 4 America (P4A) program to train union members to become safety advocates, who in turn perform job site audits, provide guidance on safety practices, monitor use of protective equipment, and review safety products in the field

•
Performance of job safety analyses to help identify potential hazards, record trends in our compliance, and promote safe practices

•
Implementation of a Stop Work Authority Program policy, designed to empower employees and contractors to pause tasks if health, safety, or environmental risks are observed, as well as a policy to prohibit punishment or retribution for exercising Stop Work Authority

•
Continued execution of vehicle safety training, incorporating a specific focus on training employees on safe driving behavior, the causes of distracted driving, and our updated driving policies, with the aim to reward employees for safe driving and to promote consistency across departments and locations

•
Partnership with The Utility Workers Union of America AFL-CIO (UWUA) to provide the Power for America (P4A) safety program in California

•
Providing safety training to improve employee safety and risk awareness and preparation, as well as specialized training relevant to specific teams and/or roles based on their exposure to safety risks

To help minimize ongoing risks related to the pandemic, we continue to work to align all of our COVID-19 safety protocols with Centers for Disease Control and Prevention (CDC) guidelines and state-specific OSHA requirements. Our COVID-19 Taskforce EOC was in effect for all of 2022 and is expected to continue through 2023. We also maintain a designated Incident Commander who oversees daily operations relating to COVID-19 safety protocols and procedures, including use of personal protective equipment and travel restrictions.
California Water Service Group | 2023 Proxy Statement | 8

Diversity, Equality, and Inclusion
As part of our commitment to diversity and equality, our policy is to maintain a zero-tolerance approach to illegal discrimination, harassment, and retaliation, and we seek to provide equal opportunity regardless of age, sex, race, ethnicity, ancestry, religion, creed, citizenship status, disability, national origin, marital status, military status, sexual orientation, gender identity, socio-economic status, or any other characteristic protected by law or any other non-job-related factor or activity. We continue to promote inclusive hiring processes and respect for diversity throughout the Company, from the Board of Directors to entry-level employees.
To support diverse recruitment and develop broader outreach, we work to:
•
Leverage targeted job boards and job fairs and partner with local community colleges

•
Enhance our hiring selection process by providing more diverse panels of interviewers and training our teams to prevent bias during the selection process

•
Periodically analyze pay equity for diversity factors, including gender, within our business

•
Factor diversity into our selection of high-potential leaders in our leadership development program

•
Provide annual training to enhance inclusion throughout the Company, including sexual harassment avoidance training and an annual training on unconscious bias

•
Source from women-, minority-, disabled veteran-, and LGBTQ-owned suppliers

The graphs below represent the diversity of the employees based on voluntary self-identification.
Women in the Workforce 2022	Racial/Ethnic Diversity in the Workforce 2022

Our public Diversity, Equality, and Inclusion Policy outlines our commitments for this topic. Additional information on this topic will be available in our 2022 ESG Report, which is scheduled to be published in May 2023.
Human Capital Management
To attract, retain, and develop the best talent, we believe we provide competitive benefits, engage our employees to foster supportive environments, and develop their capabilities and expertise. We regularly update our human resources policies and processes to contribute to a stronger workforce, reflect our dedication to equal opportunity, diversity, and inclusion, and improve retention and satisfaction.
California Water Service Group | 2023 Proxy Statement | 9

Talent Attraction and Retention
•
Our hiring managers are required to offer flexible interview formats and promote diverse perspectives

•
Our managers are trained on unconscious bias to help minimize potential preferential treatment and promote consistent hiring practices

•
We partner with local high schools, trade schools, and colleges to educate students about potential careers in the water industry

•
Each year, we employ two surveys to assess employee satisfaction and engagement and share results with our officer team to help identify opportunities to enhance our performance

Training and Development
•
We promote internal advancement, where possible, and offer an interim promotion program

•
We work to promote consistency in our leadership training for employees

•
Our 18-month-long Future Leaders of Water (FLOW) program offers select high-potential directors and managers an opportunity to improve leadership skills

•
We incentivize employees to achieve certifications beyond the minimum requirements by collaborating with a third party to grant access to these courses that employees can access at any time

Compensation, Benefits, and Employee Well-Being
We believe we offer competitive benefits for employees including:
•
A defined benefit pension plan

•
A commuter benefits program that encourages alternative modes of transportation

•
An Employee Assistance Program that provides mental health, childcare, and eldercare resources

•
Our Critical Incident Response Management (CIRM) program that offers peer-to-peer emotional support for employees who have experienced stress, loss, grief, change, or other traumatic events

•
Financial wellness education, including planning tools and investment advisory services

Labor Relations and Management
•
Our policy is to respect the right to freedom of association and collective bargaining

•
We engage with our unions in meetings to review business matters and discuss potential issues

•
We partner with our unions and seek to foster opportunities for career development and provide applicable safety and functional training

Corporate Responsibility and Sustainability
As a steward of our planet’s most precious resource, the sustainability of our business is inextricably linked to the sustainability of our water supply and the well-being of our stakeholders. In our increasingly changing and interconnected world impacted by climate change, a global pandemic, social tensions, and technological innovations, it is more important than ever to build corporate responsibility, sustainability, and resilience into everything we do.
No single ESG topic stands alone. To protect our planet, we must understand the complex connections between relevant ESG topics and take a cross-functional approach to effectively manage the associated risks of a changing landscape. The graphic below depicts the key linkages between some of the various elements of how we protect our planet.
California Water Service Group | 2023 Proxy Statement | 10

Managing Water Supply
Effectively managing changes in water availability and demand, particularly those driven by climatic events, including impact snowpack, rain-based surface water, and groundwater levels, plays a significant role in our ability to secure a sustainable supply of water for our customers, now and for generations to come.

Increasing System Efficiency and Reducing Water Consumption
By focusing on extending the efficiencies of our water system and reducing consumption at the customer’s tap, we believe we can reduce the energy required to produce and deliver water and, in turn, support a sustainable water supply while reducing our carbon footprint.

Environmental Stewardship
Reducing the negative environmental impacts of our operations supports a healthier planet, protects the watersheds from which we source our water, and helps preserve and improve water quality.

Underlying each of the above focus areas are three cross-cutting themes that demand an interdisciplinary set of solutions and a balance of priorities:

➜
Mitigating Climate Change The energy we consume to provide water and wastewater services to our customers contributes, in part, to climate change. We work to reduce the carbon footprint of our operations by lowering energy demand through customer conservation measures and by increasing system efficiency and transitioning to carbon-free energy sources in our operations.

➜
Adapting to Climate Change Climate change increases the risks associated with rising temperatures, drought, and extreme weather events that may affect the reliability of our systems and the availability of our water supply. To help us prepare for these risks to our business, we rely on our water supply management efforts, conservation programming, and strategic investments in operational and infrastructure resiliency.

➜
Promoting Affordability Balancing the cost of delivering a reliable supply of safe, high-quality water with our commitment to water affordability is an ongoing challenge in the face of climate change. To help preserve the affordability of our services, with an emphasis on affordability for low-income communities, we seek to focus on what we believe are the most needed water system improvement projects while also considering operational efficiency, rate design, grant opportunities, and conservation programs.

We manage climate-related risks and opportunities through multiple levels at Group and work to align our management of climate change with the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD), starting at the highest level of leadership.
Our Board of Directors periodically reviews and discusses our climate-related risks and opportunities and maintains responsibility for formal approval and oversight of our climate change strategy. Executive leadership regularly reports to the Board on ESG and climate change progress throughout the year. Various departments also provide regular updates to the Board on routine operational priorities relating to climate mitigation and adaptation efforts. Given the importance of climate-related impacts to our business and their interrelation to numerous other ESG focus areas at Group, the Board considers climate-related issues while guiding business strategy, developing action plans, setting objectives, and evaluating company expenditures. Our executive leadership team, led by the CEO, collaboratively manages and executes our climate change strategy. This is primarily accomplished through the Strategy & Operating Committee and ESG Executive Oversight Committee. Our Vice President (VP), Customer Service & Chief Citizenship Officer and Chief Water Resource Sustainability Officer drive our climate-related efforts. Executive-level updates and discussions frequently cover climate-related issues, such as wildfire preparation, water supply planning, and drought response. Our VP, Information Technology & Chief Risk Officer, also leads our Enterprise Risk Management team to factor climate change into our risk analysis and framework.
For more information on our formal ESG governance structure, please refer to “Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters” on page 36 in this Proxy Statement. Additional information on this topic will be available in our 2022 ESG Report, which is scheduled to be published in May 2023.
California Water Service Group | 2023 Proxy Statement | 11

Public Policy and Political Involvement
Our political involvement is intended to be policy driven, nonpartisan, and transparent, and focused on benefiting our customers, communities, employees, and stockholders. We advocate for affordability, water quality, sustainability, and equality for our customers, as well as seek to safeguard our position as a leading provider of water service in our communities. In addition to our efforts to follow applicable regulations and proactively engage policymakers, we endeavor to set clear internal expectations for our employees and align our activities with our values and objectives. Our Community Affairs and Government Relations team is responsible for managing our political donations in accordance with local, state, and federal laws and regulations, and oversees two employee-funded Political Action Committees (PACs). Our Rates Department provides oversight for our relationship with the utilities commission in each state and examines regulatory impacts.
Political contributions funded by the company require approval by the Vice President, Customer Service and Chief Citizenship Officer or the Vice President, Community and Government Affairs. The Vice President, Community and Government Affairs updates the President & CEO regularly and provides an annual update on the Company’s political contribution process to the Nominating/Corporate Governance Committee of the Board of Directors. Our advocacy efforts and focus areas can be found in public records, and we are required to file quarterly lobbying disclosure reports in accordance with California Government Code Section 86116. It is our policy in California to use contract lobbyists, and none of our employees are registered lobbyists.
Additional Corporate Governance Information Available
Our corporate webpage includes the following:
•
California Water Service Group Bylaws

•
Corporate Governance Guidelines

•
Audit Committee Charter

•
Organization and Compensation Committee Charter

•
Finance and Capital Investment Committee Charter

•
Nominating/Corporate Governance Committee Charter

•
Enterprise Risk Management, Safety, and Security Committee Charter

•
Ethics Policy of the Board of Directors

•
Business Code of Conduct

•
Environmental, Social, and Governance Report

•
Annual Supplier Diversity Reports

•
Environmental Sustainability Policy

•
Diversity, Equality, and Inclusion Policy

•
Human Rights Policy

•
Political Engagement Policy

•
Commitment to Providing Excellent, Affordable Service and High-Quality Water to All Customers

•
Information Regarding Reporting of Financial, Audit, and Security Law Matters

California Water Service Group | 2023 Proxy Statement | 12

CORPORATE GOVERNANCE MATTERS
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the following nominees.
The Nominating/Corporate Governance Committee assesses the composition of and criteria for membership on the Board and its committees on an ongoing basis in consideration of our current and future business and operations. In fulfilling this responsibility, the Nominating/Corporate Governance Committee takes a long-term view and seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group.
The Nominating/Corporate Governance Committee considers a variety of factors, including our long-term strategy, the skills and experiences that directors provide to the Board (including in the context of our business strategy), the performance of the Board and the organization, the Board’s director retirement policy, the Board’s view that a balanced and effective board should include members across a continuum of tenure, and the belief that valuable insights can be gained from diversity of gender, race, ethnic and national background, geography, age, and sexual orientation. The Board assesses its effectiveness in this regard as part of the annual board and director evaluation process. As a result of these long-term strategic assessments, the Nominating/Corporate Governance Committee has articulated a set of principles on board composition, which include:
Board Composition
Diversity	Our Board is comprised of members who demonstrate a diversity of thought, perspectives, skills, backgrounds, experiences, and independence and has a goal of identifying candidates that can contribute to that diversity in a variety of ways, including ethnically and gender diverse candidates.
Board Skills	Our Board is composed of a collective set of skills to address corporate challenges, especially in the areas of business strategy, financial performance, utility regulation, risk management, cybersecurity, technology and enterprise innovation, and executive talent and leadership, and should evolve with the organization’s business strategy.
Industry Experience	Our Board seeks and retains members with industry experience, including water, utility, and technology, that align with our long-term strategy; recognizes the utility industry is complex; and understands the importance of having directors who have experienced challenging business cycles and can share their knowledge.
Tenure	Our Board retains members across the director tenure spectrum to promote effective oversight and embrace innovation, as well as a changing market and customer expectations.
Board Size	Our Board considers the appropriate size of the board in relation to promoting active engagement, open discussion, effective risk management, and productive dialogue with management; continuously assesses the bench of successors for Board leadership positions in both expected and unexpected departure scenarios.
Director Nomination Process
The Nominating/Corporate Governance Committee’s regular evaluation of the composition of, and criteria for membership on, the Board is ongoing. This evaluation includes an annual review of committee assignments, committee chairs, committee effectiveness, and director succession planning. Incumbent directors eligible for re-election, nominees to fill vacancies on the Board, and any nominees recommended by stockholders all undergo a review by the Committee.
California Water Service Group | 2023 Proxy Statement | 13

Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in the following section. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee’s qualifications and other relevant biographical information, together with confirmation of the nominee’s consent to serve as director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Stockholders may also nominate directors by adhering to the advance notice procedure described under “Questions and Answers About the Proxy Materials and the Annual Meeting  —  How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?” on page 93 in this Proxy Statement.
Director Criteria
Our Board believes our directors should possess a combination of skills, professional experience, and a diversity of backgrounds necessary to oversee our business. Also, the Board believes every director should possess certain attributes as reflected in the Board’s membership criteria.
The Nominating/Corporate Governance Committee’s charter requires that as part of the search process for each new candidate, the Committee will actively seek out diverse candidates to include in the pool from which candidates are chosen. The Committee focuses on the development of a Board composed of directors that meet the criteria set forth below:
Director Criteria
Personal Characteristics
•
High personal and professional ethics, integrity and honesty, good character, and sound judgment

•
Independence and absence of any actual or perceived conflicts of interest

•
The ability to be an independent thinker

Commitment to the Organization
•
A willingness to put in the time and energy to satisfy the requirements of Board and committee membership, including attendance and participation in Board and committee meetings of which they are a member and the annual meeting of stockholders, and be available to management to provide advice and counsel

•
Possess, or be willing to develop, a broad knowledge of critical issues facing the organization

Diversity	• Diversity, including the candidate’s professional and personal experience, background, perspective, and viewpoint, as well as the candidate’s gender and ethnicity
Skills and Experience
•
Value derived from each nominee’s skills, qualifications, experience, and ability to impact long-term strategic objectives

•
Educational background

•
Substantial tenure and experience in leadership roles

•
Business and financial experience

•
Understanding the intricacies of a public utility

•
Experience in risk management

•
Additionally, Section 2.9 of our bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director

Identification of Director Nominees
•
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in “Director Qualifications and Diversity” and found elsewhere in this Proxy Statement.

California Water Service Group | 2023 Proxy Statement | 14

Director Criteria
Retirement Age of Directors
•
We have established a mandatory retirement age for all directors. All directors must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday. Additionally, an employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday, but may remain on the Board at the discretion of the Board of Directors.

Executive Sessions of the Board
•
Under our Corporate Governance Guidelines, the non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year. The Lead Independent Director, Scott L. Morris, chairs these sessions.

Information about our directors and nominees as of April 19, 2023 is as follows:
Name/Occupation	Age	California Water Service Group Position	Current Term Expires	Director Since	Independent	Other Board Experience	Public Utilities or Public Health Experience
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	69	Director	2023	2015	Yes	Yes	Yes
Shelly M. Esque Former Vice President and Global Director of Corporate Affairs of Intel Corporation	62	Director	2023	2018	Yes	Yes	_
Martin A. Kropelnicki President & CEO of California Water Service Group	56	President & CEO and Director	2023	2013	No	Yes	Yes
Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	71	Director	2023	2010	Yes	Yes	Yes
Yvonne A. Maldonado, M.D. Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	67	Director	2023	2021	Yes	Yes	Yes
Scott L. Morris Chairman of Avista Corporation	65	Lead Independent Director	2023	2019	Yes	Yes	Yes
Carol M. Pottenger Principal and Owner of CMP Global, LLC	68	Director	2023	2017	Yes	Yes	—
Lester A. Snow Director and Former President of the Klamath River Renewal Corporation	71	Director	2023	2011	Yes	Yes	Yes
Patricia K. Wagner Former Group President of U.S. Utilities for Sempra Energy	60	Director	2023	2019	Yes	Yes	Yes
California Water Service Group | 2023 Proxy Statement | 15

Director Nominees
Upon the recommendation of the Nominating/Corporate Governance Committee, our Board has nominated for election at the 2023 Annual Meeting of Stockholders a slate of nine director nominees. All of the nominees were most recently elected by stockholders at the 2022 Annual Meeting. All directors are elected annually to serve until the next Annual Meeting or until their respective successors are elected.
As previously reported, two of our current directors are not standing for re-election at the 2023 Annual Meeting and the size of the Board will be automatically reduced to nine directors as of immediately prior to the closing of the polls at the 2023 Annual Meeting. Current director and Chairman of the Board, Peter C. Nelson, will be retiring in accordance with the Board’s retirement age policy. In addition, in light of a medical issue, current director Terry P. Bayer is not standing for re-election at the 2023 Annual Meeting, but the Board reserves the right to reappoint Ms. Bayer to the Board in the future when the medical issue is resolved.
Gregory E. Aliff Independent Age: 69 Director Since 2015
Committees:
•
Chair, Audit

•
Finance and Capital Investment

•
Enterprise Risk Management, Safety, and Security

Public Board Directorships:
Current:
•
New Jersey Resources Corp

Previous:
•
SCANA Corporation

Retired
Mr. Aliff is a retired Vice Chairman and Senior Partner, US Energy and Resources, at Deloitte LLP. From 2012 to his retirement in 2015, Mr. Aliff led Deloitte’s US Sustainability Services, which focused on industrial and commercial water and energy management. From 2002 to 2012, he led Deloitte’s US Energy and Resources practice, where he oversaw all professional services to the sector. Mr. Aliff earned his Bachelor of Science in accounting and his Master of Business Administration from Virginia Tech. He is a Certified Public Accountant and a designated Board Leadership Fellow of the National Association of Corporate Directors (NACD). He also holds a CERT Certificate in Cybersecurity Oversight from NACD. In addition to his public company directorships, Mr. Aliff has also served on the board of several non-profit organizations.
Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. Mr. Aliff’s deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Board.

Skills Senior Leadership Public Company Board Human Capital Management Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2023 Proxy Statement | 16

Shelly M. Esque Independent Age: 62 Director Since 2018	Committees: • Nominating/Corporate Governance • Enterprise Risk Management, Safety, and Security
Retired
Ms. Esque, prior to her retirement in 2016, served as Vice President and Global Director of Corporate Affairs at Intel Corporation, a leader in the semiconductor industry. Overseeing professionals in more than 35 countries, she was responsible for enhancing Intel’s reputation as the world’s leading technology brand and corporate citizen. She also served as both president and chair of the Intel Foundation. In her capacity as a leader of Intel’s corporate social responsibility, community, education, foundation, and government relations worldwide, Ms. Esque represented Intel at numerous events, including the World Economic Forum, World Bank, UNESCO, and forums promoting women in the workplace.
Ms. Esque received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women. She was also recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona. Ms. Esque is active on two non-profit boards, Basis Charter Schools, and the Boyce Thompson Arboretum. Ms. Esque’s strong understanding of corporate social responsibility, education, media relations, and government and community affairs makes her a valuable resource to the board.

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience
California Water Service Group | 2023 Proxy Statement | 17

Martin A. Kropelnicki Age: 56 Director Since 2013	Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
President & CEO, California Water Service Group
Mr. Kropelnicki is President & CEO of the Group. Mr. Kropelnicki joined the Group as Vice President, Chief Financial Officer (CFO) and Treasurer in 2006 and was named President and COO in 2012. He then was appointed President & CEO of the Group effective September 1, 2013. He has over 33 years of experience in finance and operations, including 15-plus years as CFO at publicly listed companies. He has held executive positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company. He serves as a director for the Bay Area Council and the California Foundation on the Environment & Economy, and is a member of the Silicon Valley Leadership Group. Mr. Kropelnicki is the past President of the National Association of Water Companies (NAWC) and currently serves on the NAWC Board of Directors and Executive Committee. He holds a Bachelor of Arts and Master of Arts in business economics from San Jose State University. In 2016, Mr. Kropelnicki was awarded the United States Navy Memorial Fund’s Naval Heritage Award. He is the 12th recipient of this award since its inauguration.
Mr. Kropelnicki is well positioned to lead the Group’s management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management, and his management experience enables him to offer valuable perspectives to our strategic planning, rate making, and budgeting, along with operational and financial reporting.

Thomas M. Krummel, M.D. Independent Age: 71 Director Since 2010	Board Committees: • Chair, Organization and Compensation • Nominating/Corporate Governance Public Board Directorships: Current: • Procept BioRobotics Corporation
Emile Homan and Chair Emeritus, Department of Surgery, Stanford University
Dr. Krummel is the Emile Holman Professor and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine and former co-director of the Stanford Biodesign program. A leader in his field, he has been honored with the William E. Ladd Medal by the American Academy of Pediatrics, the Albion Walter Hewlett Award by the Stanford Department of Medicine, the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching; the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training, and the Lucile Packard Children’s Hospital Recognition of Service Excellence. Dr. Krummel is currently chair of the board of directors at Fogarty Innovation, a not-for-profit medtech educational incubator, a venture partner at Santé Ventures, and a board member for Morgridge Institute for Research at the University of Wisconsin.
Dr. Krummel brings to the Board experience in professional training and development as well as a familiarity with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

Skills Senior Leadership Public Company Board Human Capital Management Health and Human Services Financial/Capital Allocation
California Water Service Group | 2023 Proxy Statement | 18

Yvonne (Bonnie) A. Maldonado, M.D. Independent Age: 67 Director Since 2021	Board Committees: • Nominating/Corporate Governance • Enterprise Risk Management, Safety, and Security
Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University
Dr. Maldonado is currently a pediatric infectious diseases epidemiologist at Stanford University School of Medicine as well as the medical director of Infection Prevention and Control, and an attending physician at Packard Children’s Hospital at Stanford. She is also a professor in the Departments of Pediatrics and Health Research and Policy, chief of the Division of Infectious Diseases, director of Global Child Health, and senior associate dean for faculty development and diversity at Stanford’s School of Medicine. Dr. Maldonado is currently the chair of the American Academy of Pediatrics Committee on Infectious Diseases, serves on the board of the Lucile Packard Foundation for Children’s Health, and is a member of numerous medical associations and committees.
Nationally and internationally renowned for her knowledge, research, and expertise in infectious and vaccine-preventable disease control and international health, Dr. Maldonado has led studies and investigations funded by the United States, CDC, WHO, NIH, and Gates Foundation worldwide on HIV, polio, and measles. Dr. Maldonado brings a unique perspective and valuable insight to the Board.

Skills Senior Leadership Human Capital Management Health and Human Services
Scott L. Morris Independent Age: 65 Director Since 2019	Committees: • Vice Chair, Nominating/Corporate Governance • Audit • Organization and Compensation Public Board Directorships: Current: • Avista Corporation
Chairman, Avista Corporation
Mr. Morris has been Chairman of Avista Corporation, a publicly traded electrical and natural gas utility serving customers primarily in the Pacific Northwest, since January 2008. From January 2008 to October 1, 2019, he also served as Avista’s CEO, from January 2008 to January 2018 he served as its President, and from May 2006 to December 2007, he served as its President and Chief Operating Officer. Mr. Morris joined Avista in 1981 and his experience at the company includes management positions in construction and customer service and general manager of the company’s Oregon utility business. He is a graduate of Gonzaga University where he received his master’s degree from Gonzaga University in organizational leadership. He also attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management. Mr. Morris serves on the board of McKinstry and on the Board of Trustees of Gonzaga University. He has served on a number of Spokane non-profit and economic development boards.
Mr. Morris brings to the Board a deep knowledge and understanding of the utility industry, having spent his entire career in the industry. As a former senior executive, he also contributes senior leadership experience and valuable perspectives on strategy, operations, and business management.

Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2023 Proxy Statement | 19

Carol M. Pottenger Independent Age: 68 Director Since 2017	Board Committees: • Enterprise Risk Management, Safety, and Security • Finance and Capital Investment • Nominating/Corporate Governance
Principal and Owner, CMP Global, LLC
Ms. Pottenger is principal and owner of CMP Global LLC, which was founded in 2014 and provides consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems. The first female three-star Admiral in American history to lead in a combat branch, Ms. Pottenger commanded two ships, a logistic force of 30 ships, a Japan-based strike-group of eight ships, and the Expeditionary Force of 40,000 sailors during her 36 years in the U.S. Navy before retiring in 2013. She was also the senior U.S. Flag Officer responsible for military transformation and sensitive military topics such as counterterrorism and cybersecurity while on assignment with NATO.
Ms. Pottenger brings unique experience to the board, ranging from operations to technology to risk management. A graduate of Purdue University in Lafayette, Indiana, she also serves on various private, defense, and non-profit boards, including the U.S. Navy Memorial Foundation in Washington, D.C., PricewaterhouseCoopers LLP Board of Partners and Principals, and Serco North America.

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
Lester A. Snow Independent Age: 71 Director Since 2011	Board Committees: • Chair, Enterprise Risk Management, Safety, and Security • Finance and Capital Investment • Organization & Compensation
Retired
Mr. Snow has served as Secretary of the California Natural Resources Agency, Director of the California Department of Water Resources, Regional Director of the U.S. Bureau of Reclamation, Executive Director of the CALFED Bay Delta Program, and General Manager of the San Diego County Water Authority. He also served as Executive Director of the California Water Foundation, an initiative of the Resources Legacy Fund, and serves on the board of the Klamath River Renewal Corporation. He holds a Master of Science Degree in water resources administration from the University of Arizona and a Bachelor of Science in earth sciences from Pennsylvania State University.
Mr. Snow brings more than 40 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters. Mr. Snow’s executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy Experience Industry
California Water Service Group | 2023 Proxy Statement | 20

Patricia K. Wagner Independent Age: 60 Director Since 2019	Committees: • Chair, Finance and Capital Investment • Audit Public Board Directorships: Current: • Apogee Enterprises • Primoris Services Corporation Previous: • SoCalGas
Retired
Ms. Wagner, prior to her retirement in 2019, served as Group President, U.S. Utilities for Sempra Energy, an energy-services holding company whose subsidiaries include San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), both California regulated utilities, as well as other companies operating in the electric and gas infrastructure business. Prior to her role as Group President, from 2017 to 2018 she served as Chairman and Chief Executive Officer of SoCalGas, one of the largest natural gas utilities in the country. She served as Executive Vice President of Sempra Energy in 2016, and as President and Chief Executive Officer of Sempra U.S. Gas & Power from 2014 to 2016. During her 24-year career in the utility sector, Ms. Wagner held a range of other leadership positions, including: Vice President of Audit Services for Sempra Energy; Vice President of Accounting and Finance for SoCalGas; Vice President of Information Technology for SoCalGas and SDG&E; and Vice President of Operational Excellence for SoCalGas and SDG&E. Ms. Wagner is currently a director of Apogee Enterprises, Inc., a public company that designs and develops commercial glass and metal products, and Primoris Services Corporation, a public company providing a wide range of specialty construction services, fabrication, maintenance, replacement, and engineering services. Ms. Wagner earned her Master of Business Administration from Pepperdine University and her bachelor’s degree in chemical engineering from California State Polytechnic University, Pomona.
Ms. Wagner has immense working knowledge and familiarity with the California regulatory environment and has worked with the California Public Utilities Commission. Her deep understanding of regulatory affairs and experience working for an investor-owned utility make her a valuable asset to the Group. She also brings valuable accounting and finance, senior leadership, and operational experience to the Board.

Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Experience Cybersecurity Financial/Capital Allocation Industry
California Water Service Group | 2023 Proxy Statement | 21

CORPORATE GOVERNANCE PRACTICES
We are committed to objective, independent leadership on our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, associates, and the general public.
Specifically, our Board has adopted Corporate Governance Guidelines comprised of rigorous governance practices and procedures. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership, and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants, and financial advisors. Our Board annually reviews and approves the Corporate Governance Guidelines and charters of the Board committees to align with evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/Corporate Governance, and Enterprise Risk Management, Safety, and Security committees are posted on our website at http://www.calwatergroup.com.
Corporate Governance Overview
Our corporate governance practices are substantially aligned with the Investor Stewardship Group’s (ISG) Corporate Governance Framework for U.S. Listed Companies, as shown in the table below.
ISG Principle	Our Practice
Principle 1 Boards are accountable to stockholders
•
Annual election of all directors

•
Majority voting for directors in uncontested elections

•
Directors are required to offer to resign if they fail to receive a majority of votes cast

•
No supermajority voting requirements in governing documents

•
Stockholder right at 10% threshold to call a special meeting

Principle 2 Stockholders should be entitled to voting rights in proportion to their economic interest	• No dual class common stock structure • Each stockholder is entitled to one vote per share • No cumulative voting for directors
Principle 3 Boards should be responsive to stockholders and be proactive in order to understand their perspectives
•
Proactive, year-round investor outreach program

•
Directors receive regular updates on investor feedback and are available for stockholder engagement

•
In response to investor feedback, over the last several years, we have, for example:

•
published our first Environmental, Social, and Governance report;

•
formed the Enterprise Risk Management, Safety, and Security Committee;

•
incorporated environmental leadership into our at-risk compensation program; and

•
modified the performance criteria used for long-term and short-term at-risk compensation programs

Principle 4 Boards should have a strong, independent leadership structure
•
Independent Lead Director with well-defined responsibilities

•
Substantial majority of the Board is independent (eight of nine director nominees or 89% of the Board) and Board committees are completely independent

•
Non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year

California Water Service Group | 2023 Proxy Statement | 22

ISG Principle	Our Practice
Principle 5 Boards should adopt structures and practices that enhance their effectiveness
•
Continuous focus on Board refreshment, with a balanced mix of director tenures and five new directors joining the Board since 2017

•
Increasing focus on Board diversity, with four female director nominees (44% of the Board) and one ethnically diverse director nominee (11% of the Board)

•
Annual review of the Board, committees, Independent Lead Director, and individual directors

•
Limits on outside board service, with no director permitted to serve on more than four public company boards (including the Group) and directors who are public company executive officers not permitted to serve on more than two public company boards (including the Group)

•
Mandatory director retirement at age 75

Principle 6 Boards should develop management incentive structures that are aligned with the long-term strategy of the company
•
Target total direct compensation is heavily weighted towards performance, comprising 66% of CEO pay and 41% of other NEO pay in 2022, and appropriately balances short-term drivers of the Group’s success and long-term creation of stockholder value

•
Organization & Compensation Committee annually re-evaluates the mix of fixed and variable compensation in order to best attract, retain and incentivize talented officers who contribute to the long-term success of the Group

•
We incorporate a number of risk mitigation features into our executive compensation program, including stock ownership requirements, clawback provisions and anti-hedging and anti-pledging policies

Board Structure and Independence
We believe our Board encompasses the optimal mix of diverse backgrounds, experiences, skills, expertise, and an uncompromising commitment to integrity and sound judgment. The Board thoughtfully advises and guides management as they work to achieve our long-term strategic goals. To promote sound board structure and independence standards, our Board adheres to the following policies and procedures:
•
Our Board is comprised of a substantial majority of independent directors

•
All directors are required to retire no later than the Annual Meeting that follows the date of the director’s 75th birthday

•
Our Board conducts an annual review of Board composition, committee effectiveness, and succession planning resulting in refreshment of the Board and a diversity of skills, attributes, and perspectives on the Board

•
Upon election at the annual meeting, the average tenure of the members of the Board will be approximately nine years

•
Directors are required to offer to resign if they fail to receive a majority of votes cast

Board Oversight
Our Board is responsible for seeing that our organization is appropriately stewarding the resources entrusted to it and following legal and ethical standards. In addition, our Board has the fundamental and legal responsibility to provide oversight and accountability for the organization. By following key risk management principles, our Board provides a solid foundation of organizational oversight:
•
Understands the organization’s strategy and key drivers of success

•
Regularly assesses the risks in the organization’s strategy

•
Appropriately defines the role of the full Board and its standing committees specific to risk management and key risk oversight

•
Assesses the organization’s risk management system — including people, processes, and technology — to confirm resource appropriateness and sufficiency

•
Works with management to understand and agree on the types (and format) of risk information the Board requires and risk prioritization

•
Encourages dynamic and constructive risk dialogue between management and the Board, including a willingness to challenge assumptions

California Water Service Group | 2023 Proxy Statement | 23

•
Closely monitors the potential and evolving risks to culture and the incentives structure

•
Oversees the critical alignment of strategy, risk, controls, compliance, incentives, and people

Director Orientation and Continuing Education
Our director education about California Water Service Group and our strategy, control framework, regulatory environment, and industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. Upon joining our Board, new directors are provided with a comprehensive orientation about our company, which includes an overview of director duties and our corporate governance, one-on-one sessions with the Chairman and President & CEO, and presentations by senior management and other key management representatives on the organization’s strategy, regulatory framework, and control framework. As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities.
Board and Committee presentations, educational briefings, discussions with subject matter experts on business, governance, regulatory, and control matters help to keep directors appropriately apprised of key developments in our business and in our industry, including material changes in regulation, so they can carry out their oversight responsibilities.
Annual Evaluation of Board, Committees, and Independent Lead Director
Overview of Evaluation Process
Our Board and Committees maintain a regular and robust evaluation process to promote the effective functioning of our Board. It is important to examine Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. Evaluations are intended to assess the effectiveness in board composition and conduct, meeting structure, materials and information, committee composition and effectiveness, strategic and succession planning, culture and exercise of oversight, and continued education and access to management.
California Water Service Group | 2023 Proxy Statement | 24

Annual Board Self-Evaluations
As part of the evaluation, each Board member completes an anonymous, comprehensive questionnaire soliciting input on topics such as corporate governance issues, Board and committee culture, structure and meeting process, director interactions with each other and with management, management responsiveness, quality and quantity of information provided to the Board of Directors, strategic planning, and more.

Summary of Written Evaluations
Each Director’s anonymous responses to the questionnaire are sent to outside counsel retained by the Company at the Nominating/Corporate Governance Committee’s request. Outside counsel compiles the results of the evaluations into a report for the Nominating/Corporate Governance Committee and Lead Independent Director.

Conversations
Additionally, the Lead Independent Director has individual conversations throughout the year with each member of the Board, providing further opportunity for dialogue, feedback, and improvement.

Board Review
The responses to the questionnaires, in addition to other feedback provided by Board members through interviews and other communications, are then reviewed and compiled by our Lead Independent Director in order to determine strengths and areas for improvement. Those results are then discussed with the Nominating/Corporate Governance Committee and the Board of Directors, and such results are used to improve Board and committee performance. Matters that require further assessment or additional follow-up are addressed at future Board or committee meetings, as applicable.

Actions
Our evaluation process typically generates robust comments and discussion with the Board, including with respect to Board composition and processes. These evaluation results have led to changes designed to increase Board effectiveness and efficiency. Examples include enhancements to meeting materials, the structure of the Board, responsibilities of committees, committee and executive session discussions, committee reports to the Board, Director onboarding, continuing education, and hands-on experiences with our business, senior leaders, and emerging talent throughout the Company.

Director Independence

As discussed in our Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Based on the recommendation of the Nominating/Corporate Governance Committee, the Board determined that, other than Martin A. Kropelnicki, each of our director nominees (Gregory E. Aliff, Shelly M. Esque, Thomas M. Krummel, M.D., Yvonne A. Maldonado, M.D., Scott L. Morris, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner) is independent. . In addition, Terry P. Bayer and Richard P. Magnuson were independent during the period that they served on the Board.

Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the organization, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with us. Our Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee.
California Water Service Group | 2023 Proxy Statement | 25

Independence Standards
The Board has adopted standards to assist in assessing the independence of directors, which are part of the Corporate Governance Guidelines available at http://www.calwatergroup.com. Under these standards, our Board has determined that a director is not independent if:
➜
The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group,

➜
The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service,

➜
The director, or an immediate family member, is a current partner of the Group’s internal or external auditor; the director is a current employee of such a firm; the director’s immediate family member is a current employee of such a firm who personally works on the Group’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group’s audit within that time,

➜
The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group’s present executive officers serves or served at the same time on that company’s compensation committee,

➜
The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of  $1 million or 2% of the party’s consolidated gross revenues,

➜
The director, or the director’s spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of  $1 million or 2% of the non-profit organization’s consolidated gross revenues

In addition, our Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director’s independence:
➜
Being a residential customer of any service territory

➜
Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

➜
Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

➜
Being a director of any of the Group’s subsidiaries

Directors inform the Board as to any relationships they may have with the organization and provide other pertinent information in annual questionnaires they complete, sign, and certify. The Board reviews relevant relationships to identify possible impairments to director independence and in connection with disclosure obligations. For those directors who reside in one of our service territories and are customers, our Board has determined that it is not a material relationship that would impair their independence under the above standards.
Board Leadership Structure and Composition
Leadership Structure
Our Board reviews its leadership structure regularly to confirm that it remains appropriate for the Group. The succession planning discussions in connection with Mr. Nelson’s retirement as Chairman of the Board, effective at our 2023 Annual Meeting, included robust discussions on the appropriate Board leadership structure for the Group at this time, including the merits of combining the Chairman and CEO roles or keeping them separate. The Board considered several factors, including the strategic goals of the Group, the various capabilities of our directors, the dynamics of our Board, investor views, and market practices. The Board also considered the Group’s other governance practices that promote independent Board oversight of management, including that the Board consists entirely of independent directors other than Mr. Kropelnicki, each of the five standing Board Committees consist solely of, and are chaired by, independent directors, and the Lead Independent Director has significant responsibilities.
California Water Service Group | 2023 Proxy Statement | 26

Based on the above, the independent directors of the Board determined that, upon Mr. Nelson’s retirement as Chairman of the Board effective at the 2023 Annual Meeting, a combined Chairman and CEO structure, together with a Lead Independent Director with clearly defined responsibilities, is the most appropriate leadership structure for the Group at this time. The Board believes that Mr. Kropelnicki, who has been President & CEO and a member of the Board since 2013, brings significant experience in the water and public utility industries, making him best positioned to provide strong unified leadership for the Group as the director most familiar with the Group’s business and with the significant risks, challenges, and opportunities for our industry. In this expanded role, Mr. Kropelnicki will continue to drive forward the implementation of our business strategy and will leverage his deep understanding of the Group’s business and operations to lead the Board as it considers risks related to strategy and business decisions and performs its oversight function. The Board believes this leadership structure fosters effective decision-making and alignment on corporate strategy, is appropriate to the Group’s size and complexity, and represents a cost-effective and efficient allocation of responsibilities and accountability, while providing effective and independent oversight of management.
The Board retains the flexibility to change the leadership structure from time to time so that it can adjust, as appropriate, as the Group’s needs change.
Lead Independent Director
Our Lead Independent Director is selected annually from and by the independent directors and has expansive duties and authority as included in our Corporate Governance Guidelines.
In connection with the leadership transition discussed above, Terry P. Bayer had been appointed Lead Independent Director effective September 2022. Following Ms. Bayer’s medical leave, Scott L. Morris is currently serving as Interim Lead Independent Director. Our Corporate Governance Guidelines list the Lead Independent Director’s responsibilities and authority, which includes:
•
Presiding at meetings of the Board in the absence of the Chairman of the Board

•
Recommending to the Chairman of the Board items for consideration to be included in the Board meeting agendas and schedules

•
Serving as liaison between the Chairman of the Board and the independent directors

•
Consulting and communicating with major stockholders upon request

In evaluating candidates for Lead Independent Director, the independent directors consider several factors, including each candidate’s corporate governance experience, board service and tenure, leadership roles, and the ability to meet the necessary time commitment. For an incumbent Lead Independent Director, the independent directors also consider the results of the annual Lead Independent Director assessment as described above.
Annual Meeting Attendance
All directors are expected to attend the Annual Meeting of Stockholders, unless attendance is prevented by an emergency. All of our Board members who were directors as of the date of our 2022 Annual Meeting attended the meeting.
Board Meetings and Committees
Board Meetings
Our policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they serve.
Members of the Board are expected to attend Board meetings in person, unless the meeting is held by teleconference. During 2022, there were nine meetings of the Board and collectively 16 committee meetings. All of the incumbent directors attended at least 75%, and on average attended 100%, of all Board and applicable committee meetings in 2022 (held during the period each director served).
California Water Service Group | 2023 Proxy Statement | 27

Committees
There are five committees within our Board of Directors: Audit; Organization and Compensation; Finance and Capital Investment; Nominating/Corporate Governance; and Enterprise Risk Management, Safety, and Security. The membership and the function of each of these committees are described below.
Name	Audit	Organization and Compensation	Finance and Capital Investment	Nominating/ Corporate Governance	Enterprise Risk Management, Safety, and Security
Gregory E. Aliff
Shelly M. Esque
Martin A. Kropelnicki
Thomas M. Krummel, M.D.
Yvonne A. Maldonado, M.D.
Scott L. Morris
Carol M. Pottenger
Lester A. Snow
Patricia K. Wagner
Number of meetings held during 2022	4	4	3	2	3
Chair	Member
California Water Service Group | 2023 Proxy Statement | 28

AUDIT COMMITTEE
Current Members: Gregory E. Aliff, Chair Scott L. Morris Patricia K. Wagner Committee Meetings Held in 2022: 4
Primary Responsibilities:
•
Represents and assists the Board in oversight of the quality and integrity of the Company’s financial statements; the Company’s compliance with legal, environmental, regulatory, and reporting requirements; the qualifications, performance, and independence of the Company’s Independent Registered Public Accounting Firm; the Company’s internal audit function; cybersecurity risk; and third party supplier risk

•
Responsible for the appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm

•
Reviews with management each Form 10-K and 10-Q report required to be submitted to the SEC

•
Reviews annually the quality of reporting processes and internal controls, Independent Registered Public Accounting Firm reports and opinions, and any recommendations the internal auditor or Independent Registered Public Accounting Firm may have for improving or changing the Company’s internal controls

•
Oversees and reviews with management risks related to the Company’s financial reporting and internal controls

•
Oversees the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s code of business conduct for executive officers and employees, and oversees the Company’s policies and procedures for monitoring compliance

•
Oversees the Company’s cybersecurity program, including management’s response to emerging risks and compliance with all federal and state cybersecurity standards and privacy laws

•
Oversees the Company’s program to identify, manage, and mitigate third party supplier risk and reviews with management prior year results and updates to the Supplier Diversity Program, compliance with the Supplier Code of Conduct, and performance of the Supplier Diversity Program

All members of the Audit Committee are independent as defined in the New York Stock Exchange, and meet additional independence requirements for audit committee members applicable under SEC rules and the New York Stock Exchange listing standards.
The Board has determined that each Audit Committee member has considerable knowledge in financial and auditing matters to serve on the Audit Committee. Gregory E. Aliff, Scott L. Morris, and Patricia K. Wagner meet the New York Stock Exchange listing standards of financial sophistication and are “audit committee financial experts” under SEC rules.
California Water Service Group | 2023 Proxy Statement | 29

ORGANIZATION AND COMPENSATION COMMITTEE
Current Members: Thomas M. Krummel, M.D., Chair Scott L. Morris Lester A. Snow Committee Meetings Held in 2022: 4
Primary Responsibilities
•
Oversees the Company’s officer compensation structure, policies and programs; assesses whether the Company’s compensation structure establishes appropriate incentives for officers; and assesses the results of the Company’s most recent advisory vote on executive compensation

•
Oversees the evaluation and recommendations of the compensation of the CEO to the independent directors and of the executive officers to the Board of Directors

•
Reviews the organizational structure for the Company’s senior management

•
Oversees the strategies and policies related to human capital management, including matters such as diversity and inclusion, workplace environment, culture, talent development and retention, and succession planning

•
Oversees a periodic assessment of the risk related to the Company’s compensation policies and practices applicable to officers and employees

•
Reviews and discusses with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the Annual Meeting of Stockholders to be filed with the SEC, and based on such review and discussion, determines whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing

•
Oversees preparation of the Compensation Committee report required by SEC rules to be included in the proxy statement for the Annual Meeting of Stockholders

•
Oversees the administration of the Company’s clawback policy

•
Monitors compliance by executive officers with the Company’s stock ownership guidelines

All members are independent as defined in the listing standards of the New York Stock Exchange, and meet additional independence requirements for compensation committee members applicable under SEC rules and the New York Stock Exchange listing standards.

Compensation Consultant
The Organization and Compensation Committee retained Veritas Executive Compensation Consultants (Veritas) to advise it on marketplace trends in executive compensation, management proposals for the 2022 compensation program, and executive officer compensation decisions. Additionally, Veritas generally evaluated our equity compensation programs.
Veritas was directly accountable to the Organization and Compensation Committee. To maintain the independence of their advice, Veritas did not provide any services to us other than those described above and advice to the Nominating/Corporate Governance Committee on marketplace trends in director compensation for the 2022 compensation program. In addition, the Organization and Compensation Committee conducted a conflict of interest assessment, considering the six factors below with respect to Veritas and confirmed no conflict-of-interest existed:
•
The provision of other services to the Group by Veritas

•
The amount of fees received from the Group by Veritas, as a percentage of total revenue of Veritas

•
The policies and procedures of Veritas that are designed to prevent conflicts of interest

•
Any business or personal relationship between the consultants at Veritas with whom the Group works and any members of the Organization and Compensation Committee

•
Any of our stock owned by the Veritas consultants

•
Any business or personal relationship of Veritas or the Veritas consultants with any of the Group’s executive officers

The Organization and Compensation Committee retained Meridian Compensation Partners, LLC for advice on 2023 executive compensation.
For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” on page 40 in this Proxy Statement.
California Water Service Group | 2023 Proxy Statement | 30

FINANCE AND CAPITAL INVESTMENT COMMITTEE
Current Members: Patricia K. Wagner, Chair Gregory E. Aliff Carol M. Pottenger Lester A. Snow Committee Meetings Held in 2022: 3
Primary Responsibilities:
•
Assists the Board of Directors in fulfilling its oversight responsibilities with respect to the monitoring and oversight of our financial resources, including its capital investment management and rate recovery, and financial resources planning and processes

•
Assists the Board in reviewing our financial policies, strategies, and capital structure

•
Reviews and makes recommendations to the Board for approval, where authority to do so has been delegated by the Board, regarding:

◦
long-term financial objectives and policies

◦
financing requirements and financing plans

◦
the annual dividend plan

◦
oversight of the annual operating budgets

◦
oversight of the annual capital investment plans, including periodic updates on the progress of the annual construction and capital investment programs

◦
reports received from the Employee Benefit Finance Committee

◦
other finance matters as appropriate

In addition, the Committee discusses with management the policies and procedures concerning the major risk exposures, including exposures to infrastructure failure risk and credit risk, and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment process.
All members are independent as defined in the listing standards of the New York Stock Exchange.

California Water Service Group | 2023 Proxy Statement | 31

NOMINATING/CORPORATE GOVERNANCE COMMITTEE
Current Members: Scott L. Morris, Chair Shelly M. Esque Thomas M. Krummel, M.D. Yvonne A. Maldonado, M.D. Carol M. Pottenger Committee Meetings Held in 2022: 2
Primary Responsibilities:
•
Oversees director succession planning and actively seeks diverse individuals qualified to become Board members

•
Evaluates the composition of the board annually to assess whether the skills, experience, characteristics, and other criteria established by the Board are currently represented on the Board as a whole and in individual directors, and to assess the criteria that may be needed in the future

•
Oversees the evaluation of the Board and its committees

•
Oversees risks related to matters of corporate governance, including director independence and Board performance

•
Recommends to the Board the size, structure, composition, and functioning of the Board and its committees

•
Reviews the compensation of directors for service on the Board and its committees, and recommends changes to the Board as appropriate

•
Reviews the Corporate Governance Guidelines annually and recommends changes to the Board

•
Oversees the Company’s Code of Business Conduct for Directors and compliance with the Code

•
Provides oversight of and reviews the Company’s strategy, policies, practices, risks, and disclosures with respect to ESG matters, and makes recommendations to management as appropriate

•
Oversees internal and external communications with employees, investors, and other stakeholders regarding the Company’s position on or approach to ESG matters

All members are independent as defined in the listing standards of the New York Stock Exchange.

California Water Service Group | 2023 Proxy Statement | 32

ENTERPRISE RISK MANAGEMENT, SAFETY, AND SECURITY COMMITTEE
Current Members: Lester A. Snow, Chair Gregory E. Aliff Shelly M. Esque Yvonne A. Maldonado, M.D. Carol M. Pottenger Committee Meetings Held in 2022: 3
Primary Responsibilities
•
Assists the Board in the oversight of our enterprise risk management, safety, and security programs, including those related to physical safety and security

•
Discusses with management our principal risks and the effectiveness of the processes used by management to both identify and analyze major risks, as well as the effectiveness of the programs to manage and mitigate risks

•
Reviews with management our risk assessments, the steps management has taken, or would consider taking, to minimize such risks or exposures and safeguard assets, and our underlying policies with respect to risk assessment, risk management, and asset protection

•
Discusses with management current and emerging applicable matters that may affect the business, operations, performance, or public image of the organization, or are otherwise pertinent to us and our stakeholders

•
Reviews our Emergency Preparedness program, including emergency response and coordination with authorities

•
Reviews our physical safety and security programs to confirm preventive detection and remedial controls and processes are in place

•
Oversees our other compliance programs for enterprise risk management, safety, and security, as well as our policies and procedures for monitoring compliance

•
Makes recommendations to the Board and to our senior management with respect to any of the above matters as the Committee deems necessary or appropriate

All members are independent as defined in the listing standards of the New York Stock Exchange.

California Water Service Group | 2023 Proxy Statement | 33

Board Role in Risk Oversight
Inherent in the Board’s responsibilities is an understanding of, and oversight over, the various risks facing the Company. The Board does not view risk in isolation, but includes risk as part of its regular consideration of business decisions and business strategy. To assist the Board in its risk oversight, the Board reviews the Company’s risks and the responsibilities of management and the Board committees regularly. The committees report to the entire Board on a regular basis and have overlapping directors, invite Chairs of other committees and other directors to attend meetings, and hold joint meetings as necessary.

Board of Directors
The Company believes that its Board leadership structure supports the risk oversight function of the Board. As effective risk oversight is an important priority of the Board, the Board has allocated responsibilities for risk oversight among the full Board and its committees.

Audit Oversees risks related to financial reporting and internal controls, cybersecurity, and third-party suppliers.
Organization and
Compensation
Oversees risks related to human capital management and oversees periodic assessments of risks relating to our compensation plans and programs to see that these plans and programs do not encourage management to take unreasonable risks relating to our business.
Finance and Capital Investment Oversees risks within the capital investment programs including infrastructure failures and credit risk.

Nominating/Corporate Governance
Oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters.

Enterprise Risk Management, Safety, and Security
Oversees management’s development and execution of the Group’s enterprise risk management, safety, and security programs, including those related to physical safety and security and advises on the committee oversight function for key risks.

Executive Management

Management
The Company’s Management Committee (MC), chaired by the President & CEO, is comprised of Group and subsidiary executives, and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures as needed. The MC reports to the Audit Committee and Enterprise Risk Management, Safety, and Security Committee no less frequently than annually. Further review or reporting on risks is conducted as needed or as requested by the Board or committee.

Strategy Operating
The Company’s Strategic Operating Committee (SOC), chaired by the President & CEO, is comprised of senior officers and NEOs, and meets twice per month. Among other functions, the SOC assesses evolving market conditions and develops a long-term strategy to mitigate emerging risks and maximize future opportunities. Priorities for the SOC include, but are not limited to, workforce transformation (including succession planning, employee development, and recruitment), business development, political climate, operating model, affordability, resiliency, climate change, and sustainability, with an emphasis on water resource planning.

California Water Service Group | 2023 Proxy Statement | 34

The following is our Enterprise Risk Management and Risk Responsibility Matrix, which identifies our major corporate risks, board oversight, and lead officer and department currently responsible for risk mitigation. It also demonstrates our commitment to transparency and accountability for management of the key risks facing the company and effective risk management:
Board Oversight	Tier 1 Risk(1)	Lead Officer
Full Board	Affordability and Access Risk	VP, Rates and Regulatory Affairs
	Political Risk	VP, Customer Service & Chief Citizenship Officer
	Regulatory Risk	VP, Rates and Regulatory Affairs
	Water Supply Risk	Chief Water Resource Sustainability Officer
	Climate Change Risk	Chief Water Resource Sustainability Officer
Enterprise Risk Management, Safety, and Security Committee (ESSC)(2)	Environmental Contamination Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer
	Safety and Security Risk	VP, Emergency Preparedness, Safety & Security
	Natural or Human-Caused Disaster Risk	VP, Emergency Preparedness, Safety & Security; VP, Operations
	Emergency Preparedness & Business Continuity Risk	VP, Emergency Preparedness, Safety & Security
	Water Quality Risk	Chief Water Quality Officer
Finance Committee	Infrastructure and Asset Failure Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer; Chief Engineering Officer
Organization/Compensation Committee	Talent Risk, including Diversity, Equality, and Inclusion	VP, Chief Human Resource Officer
Audit Committee	Cybersecurity Risk	VP, IT & Chief Risk Officer
	Third-Party Supplier Dependency Risk	VP, CFO & Treasurer; VP, Facilities, Fleet, and Procurement

(1)
Each Tier 1 Risk topic is also led by designated officers of the Company across departments.

(2)
The Enterprise Risk Management, Safety, and Security Committee is responsible for the oversight of the emergency response management process, including emergency response management updates and annual reporting to the Board regarding compliance.

Board Oversight of Cybersecurity Risk
The Board and Audit Committee are responsible for overseeing information technology risks. The Board recognizes the importance of maintaining the trust and confidence of our customers, employees, and stockholders and the need to protect personal and proprietary data. To more effectively prevent, detect, and respond to information security threats, our Vice President of Information Technology & Chief Risk Officer, who reports directly to our President & CEO, leads a team who is responsible for managing our enterprise-wide information security strategy, policy, standards, architecture, and processes. The Board and Audit Committee receive regular reports from our Vice President of Information Technology & Chief Risk Officer no less than quarterly on information technology risks, including cybersecurity and data security risks, as well as the status of projects to strengthen the Company’s information security systems, assessments of the Company’s security program, and the emerging threat landscape.
Management of Cybersecurity Risk
Our management approach is intended to align with multiple standards and regulations for cybersecurity and data privacy, including the following:
•
National Institute of Standards and Technology (NIST) Cybersecurity Framework

California Water Service Group | 2023 Proxy Statement | 35

•
The Sarbanes-Oxley Act

•
NIST 800-171 and Cybersecurity Maturity Model Certification

•
Payment Card Industry Data Security Standard

•
California Privacy Rights Act (CPRA)

•
Health Insurance Portability and Accountability Act

•
Defense Federal Acquisition Regulations Supplement (DFARS)

We regularly assess our adherence to these standards and maintain programs designed to support our compliance with these requirements. The Group has not experienced any material cybersecurity breaches in the last three years.

Our Information Technology (IT) team continues to support a variety of best practices that are intended to align with recognized frameworks and reflect our advanced approach to cybersecurity:
•
Regular testing: External audits annually test our controls and assess opportunities to mitigate deficiencies, and we continue to witness measurable improvements in testing by working to correct any weakness detected in past assessments. A third party conducts an annual network penetration test on our corporate and supervisory control and data acquisition (SCADA) networks. In addition to reviewing known software vulnerabilities, the assessment includes tests to breach the network through various pathways, analyzes our security levels, and evaluates our Incident Response Plan. Our IT team also conducts a rehearsal for our Incident Response Plan multiple times per year and leverages support from the DHS, the FBI, and our contractors that offer critical defensive solutions.

•
Monitoring for risks: We engage a third party to manage our Security Operations Center (SOC) who is responsible for monitoring network traffic 24/7. Our SOC helps to identify and respond to cybersecurity issues in real time by assessing the level of threats and determining appropriate actions.

•
Security controls: We incorporate physical- and software-based preventive, detective, and corrective security controls, and our Security Incident Event Management tool monitors security logs, includes detective controls, and helps to identify irregular activities. This software also records how often vulnerabilities are scanned and patched.

•
Defensive technology: Multiple technologies help protect our system through defensive solutions. Our intrusion prevention system is designed to block unwanted traffic in the network, our next-generation antivirus program provides additional defense, and our end point protection system, Crowdstrike, targets suspicious activity on endpoint devices. We also leverage a data loss prevention security tool that inspects outgoing traffic and is designed to block sensitive data from being exposed.

•
Regular improvements: We regularly work to enhance our systems and integrate new information to upgrade our systems. We review and approve software and hardware acquisitions for security, and we have incorporated advanced controllers within our SCADA system. To support ongoing improvement, we engage the FBI, DHS, and Fusion Center for incident response support and collaborate to share critical information.

Our leaders also share knowledge to protect our infrastructure and learn from recent developments. Our Chief Risk Officer (CRO) is a member of InfraGard, which is a collaboration between the FBI and members of the private sector that promotes the protection of U.S. critical infrastructure and enables the exchange of important information, as well as The Northern California Regional Intelligence Center (NCRIC), which is part of the California State Threat Assessment System supporting public safety as an intelligence and information sharing nexus in Northern California. Our Director of IT Security and Chief Information Security Officer (CISO) also actively participates on the Safety and Security Committee of the NAWC to collaborate with members of our industry and learn best practices.
Our employees represent the foundation of cybersecurity protection and are a key line of defense, and we seek to strengthen their ability to target risks by proactively training active employees and contractors each year. We update our online security awareness training annually to review key policies and practices for security.
To engage our workforce and inform employees of applicable security topics, we provide a monthly internal cybersecurity newsletter. Our monthly campaign on mock phishing emails reminds employees to refrain from clicking on fraudulent emails disguised as safe content. First-time offenders undergo additional training, repeat offenders must meet with their supervisors and the IT Security team, and additional offenses result in a negative performance log. Due to our preventive controls and training, we have observed year-over-year reductions in employees clicking on test phishing emails.
Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters
To further drive ESG progress, we have also implemented a formal structure for ESG governance to designate responsibility and guide our execution. Our full Board oversees execution of our climate change strategy, and the Nominating/Corporate Governance Committee oversees our ESG program and reporting, as well as our Board diversity.
California Water Service Group | 2023 Proxy Statement | 36

Additional Board committees maintain specific ESG-related responsibilities, including our Enterprise Risk Management, Safety, & Security Committee, which advises executive leaders about our Enterprise Risk Management program, including safety and security risks that threaten business resilience, our Organization & Compensation Committee, which oversees employee relations, turnover, employee diversity, employee development, and executive compensation, our Audit Committee, which monitors cybersecurity risk, ethics reporting, and the integrity of our suppliers, and our Finance & Capital Investment Committee, which manages investments in corporate assets and our ability to obtain financing, which supports ESG efforts.
At least annually, executive leadership provides updates on ESG matters to Board committees and/or the full Board. Topics typically covered in these updates may include introduction of new strategic ESG initiatives, progress on ESG objectives and projects, results of relevant studies and reports, current and emerging ESG trends and regulations, and more.
At the executive level, the ESG Executive Oversight Committee, comprised of members of the executive leadership team across different functional areas of the Company, is led by our VP of Customer Service & Chief Citizenship Officer and ESG Program Manager. The ESG Executive Oversight Committee’s purpose is to oversee our overall ESG vision, management, and communications, as well as track progress of the strategies, policies, and practices relating to our material sustainability issues. We also have various ESG Working Groups that include officer sponsors, subject matter experts, and goal owners across the Company and are dedicated to specific cross-cutting ESG focus areas. These teams support the execution of our ESG strategies and objectives as well as facilitate cross-departmental collaboration for their areas of focus.
Other Governance Best Practices
We adopted other practices we believe reflect our commitment to good corporate governance including:

Policies Prohibiting Hedging
and Pledging
In accordance with our Insider Trading Policy, our directors and executives are prohibited from:
•
Hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and

•
Pledging their ownership of Group stock.

Executive Compensation
Recovery (“Clawback”) Policy
Our Board has adopted an executive compensation recovery, or “clawback,” policy requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Codes of Business Conduct
Board members are expected to adhere to the Code of Business Conduct and Ethics for Members of the Board of Directors, which outlines expectations for behavior and promotes a culture of honesty. Our Business Code of Conduct applies to all officers and employees of Group, highlights areas of ethical risk, provides guidance in recognizing and handling ethical issues, and describes established mechanisms for reporting unethical conduct. We require employees to receive annual ethics training as part of the Business Code of Conduct. Our Business Code of Conduct is available on our website at http:/www.calwatergroup.com.

California Water Service Group | 2023 Proxy Statement | 37

Director Compensation
The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2022, the Nominating/Corporate Governance Committee retained the services of Veritas for determining non-employee director compensation with Veritas’ recommendations based on competitive positioning, in terms of both individual compensation components and total compensation.
For fiscal year ended 2022, our non-employee directors received compensation comprised of both annual cash retainers for Board and committee chair services (with additional retainers for the Chairman of the Board and the Lead Director) and an annual equity award along with meeting fees for their service.
Board Retainers:
Annual Base Retainer — All Directors	$70,200
Chairman of the Board Retainer	$60,000
Lead Independent Director Retainer	$22,000
Committee Chair Retainers:
Audit Committee Chair Retainer	$20,000
Organization and Compensation Committee Chair Retainer	$15,000
Nominating/Corporate Governance Committee Chair Retainer	$14,000
Finance and Risk Management Committee Chair Retainer	$14,000
Enterprise Risk Management, Safety, and Security Committee Chair Retainer	$14,000
Enterprise Risk Management, Safety, and Security Committee Vice Chair Retainer	$7,000
Board/Committee Meeting Attendance Fees:
Chairman of the Board — Board Attendance Fee	$4,600
All Other Directors — Board Attendance Fee	$2,300
Chairman of the Board — Committee Attendance Fee	$1,800
All Other Directors — Committee Attendance Fees	$1,800
Equity:
Annual RSA Equity Grant(1)	$96,800

(1)
In 2022, non-employee directors received annual grants of restricted stock valued at $96,800 as the Board retainer. The restricted stock grants were made on March 1, 2022, respectively, and were fully vested on the first anniversary of the grant date.

California Water Service Group | 2023 Proxy Statement | 38

Directors may elect to defer cash compensation payable to them under the Group’s deferred compensation plan in the same manner as applicable to the Group’s executives as described below. The following table sets forth compensation earned during fiscal 2022 by each person who served as a non-employee Director during the year.
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(2)(3) ($) (c)	Total ($) (h)
Peter C. Nelson, Chairman(1)	$200,400	$93,093	$293,493
Richard P. Magnuson, former Lead Independent Director	132,600	93,093	225,693
Gregory E. Aliff	130,700	93,093	223,793
Terry P. Bayer	133,833	93,093	226,926
Shelly M. Esque	99,900	93,093	192,993
Thomas M. Krummel, M.D.	123,900	93,093	216,993
Yvonne A. Maldonado, M.D.	99,900	93,093	192,993
Scott L. Morris, Lead Independent Director	110,601	93,093	203,694
Carol M. Pottenger	112,300	93,093	205,393
Lester A. Snow	128,300	93,093	221,393
Patricia K. Wagner	108,801	93,093	201,894

(1)
Mr. Nelson’s retainer includes the Chairman of the Board retainer for his role as Chairman of the Board.

(2)
Amounts reflect the full grant date fair value of each RSA granted in 2022 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. On March 1, 2022, non-employee directors received annual grants of restricted stock valued at $96,800 as the Board retainer. Assumptions used in the calculation of these amounts are included in footnote 12 of Group’s annual report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2023.

(3)
At the end of 2022, the aggregate number of RSAs held by each current non-employee director was as follows: Peter C. Nelson, 6,911; Gregory E. Aliff, 14,330; Terry P. Bayer, 16,257; Shelly M. Esque, 7,683; Thomas M. Krummel, M.D., 26,784; Dr. Yvonne A. Maldonado, 2,671; Scott L. Morris, 5,248; Carol M. Pottenger, 9,219; Lester A. Snow, 19,955; Patricia K. Wagner, 5,245.

California Water Service Group | 2023 Proxy Statement | 39

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

In this section, we describe our executive compensation philosophy and program that supports our strategic objectives and serves the long-term interests of our stockholders. We also discuss how our President & Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers (collectively, our NEOs) were compensated in 2022 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2022, our NEOs were:
Name	Title
Martin A. Kropelnicki	President & CEO
Thomas F. Smegal III	Vice President, Chief Financial Officer
Paul G. Townsley	Vice President, Corporate Development
Robert J. Kuta	Vice President, Engineering and Chief Water Quality and Environmental Compliance Officer
Michael B. Luu	Vice President, Information Technology and Chief Risk Officer
This section is divided into the below six sections:
1 2022 Compensation Overview

Our executive compensation programs are designed to attract, motivate, and retain key officers with the ultimate goal of generating strong operating results and creating long-term alignment with our stockholders and customers. We reward for excellent job performance, overall leadership, long-term results, and provide for fair, reasonable, and competitive total compensation.
California Water Service Group | 2023 Proxy Statement | 40

Our executive compensation programs are built upon the following framework:

➜
Pay-for-performance by aligning officer compensation to pre-established, quantifiable performance goals

➜
Align management interests with the long-term interests of our customers and stockholders

➜
Establish performance goals that are aligned with our organizational strategy

➜
Use performance metrics that are understandable and are tied to key performance indicators; all of our officers have the ability to make an impact

➜
Provide competitive pay to attract and retain highly qualified officers

➜
Maintain a one-team approach, meaning all eligible officers, department heads, and eligible employees share the same performance targets and compensation plan

Our officer team’s 2022 performance demonstrates our commitment to delivering value to our stockholders and customers, with strong performance on both financial and non-financial measures. For 2022, our performance resulted in 122% achievement of target for the short-term at-risk compensation plan and 156% achievement of target and payout for the long-term performance-based equity grant for performance period 2020-2022.
2 NEO Compensation Components and Pay Mix

Our officers’ total direct compensation is heavily weighted towards performance and appropriately balances officer focus on our short-term and long-term priorities with annual and long-term rewards. Consistent with our compensation philosophy, our total compensation program was developed by taking into account competitive market data as well as a variety of additional factors, including individual experience, tenure, performance and leadership, Group performance, and internal equity among the officers.
2022 Total Direct Compensation
	Base Salary	Short-Term At-Risk Compensation	Long-Term At-Risk Compensation	Total Direct Compensation(1)
Martin Kropelnicki	$1,047,120	$1,281,000	$980,523	$3,308,643
Thomas Smegal	502,937	184,611	163,449	850,997
Paul Townsley	448,616	164,700	163,449	776,764
Robert Kuta	387,752	142,374	163,499	693,574
Michael Luu	377,234	138,495	163,449	619,177

(1)
Represents base salary, earned annual performance-based short-term at-risk compensation, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards.

Total Compensation Philosophy for Executives
Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers.
The Organization and Compensation Committee (Committee) believes a balance of fixed and variable compensation components, with short-term and long-term compensation elements, maintains a strong link between the NEOs’ compensation and the overall Group’s performance while promoting the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed
California Water Service Group | 2023 Proxy Statement | 41

and variable compensation, including the proportions of at-risk compensation awarded as short-term cash-based and long-term equity-based awards and stockholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure the structure will not incentivize excessive risk-taking.
In addition, our executive compensation program considers the following factors:
•
The overall financial and operating performance of our company

•
Changes in market conditions, cost of living differences, market trends, and inflation

•
Each officer’s performance and contributions to the achievement of short-term and long-term financial goals and operational milestones

•
Each NEO’s job responsibilities, expertise, historical compensation, and years and level of experience

•
Our overall succession planning and the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future

•
Peer group benchmarking data and compensation analyses

We believe our executive compensation program is achieving the intended results. Our compensation programs continue to be competitive in the industry and have resulted in the attraction and retention of talented officers who contribute to the long-term success of the Group. Our compensation programs create a strong linkage between pay and performance through long-term equity and annual performance-based short-term at-risk compensation without encouraging imprudent risk taking by our officers.
Elements of Compensation
The material elements of our officer compensation program for 2022 included:
•
Base Salary

•
Annual Short-Term Performance-Based At-Risk Compensation

•
Performance and Time-Based Long-Term Equity Compensation

•
Basic and Supplemental Pension Plan Benefits

•
Employee funded Deferred Compensation Plan Benefits

•
Limited Perquisites

In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group’s financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of officers. Therefore, the Committee’s decisions regarding overall compensation are determined largely by evaluation of factors that are within the officers’ control and its comparisons with companies in its peer group. As discussed below under “2022 Performance Goals and Performance”, the metrics used to determine our officers’ annual short-term performance-based at-risk compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that align officer performance in a manner beneficial to both stockholders and customers, and do not encourage imprudent risk-taking.
Base Salary
The only guaranteed portion of executive total compensation is fixed base salaries commensurate with the performance of primary roles and responsibilities. The Committee reviews officer base salaries annually and determines whether or not to recommend adjustments to salaries based on performance and changing market conditions.
The Committee has and continues to target fixed base salaries for each officer that are appropriate for the performance, skills, capabilities, tenure, and individual contributions in his/her position. Consistent with established practice, the 2022 base salaries for our officers were compared to the base salaries for similar positions within the competitive data and California peers. Similarly, the total target cash compensation for our officers (taking into account annual short-term at-risk compensation targets) was compared to the competitive market data for target total cash compensation. Each officer’s 2022 base salary was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.
For 2022, base salaries for NEOs were increased to reflect cost-of-living increases and, in some cases, performance. This is intended to compensate NEOs for job performance and overall leadership while maintaining salaries within the “competitive range” of the market data. This market data is updated annually by our independent compensation consultant retained by the board.
California Water Service Group | 2023 Proxy Statement | 42

2022 Base Salaries
Name	2022 Base Salary
Martin A. Kropelnicki	$1,050,000
Thomas F. Smegal III	504,400
Paul G. Townsley	450,000
Robert J. Kuta	389,000
Michael B. Luu	378,400
Short-Term Performance-Based Award Opportunity
For 2022, the short-term at-risk compensation (ARP) target opportunity was unchanged from 2021.
Performance and Time-Based Equity Compensation
For 2022, the Committee increased the performance-based RSU portion of the long-term equity (ARP-LT) compensation awards from 2021. The 2022 target ARP-LT total values are as follows:

President & CEO Target ARP-LT Total Value: $1,020,000 • Performance-Based RSUs: 64% • Time-Based RSAs: 36%	Group’s Vice Presidents Target ARP-LT Total Value: $170,000 • Performance-Based RSUs: 56% • Time-Based RSAs: 44%	All Other Officers Target ARP-LT Total Value: $100,000 • Performance-Based RSUs: 55% • Time-Based RSAs: 45%
Performance-based RSUs have a three-year performance period, vesting 0% to 200% based on performance of each metric and time-based RSAs vest over three years.
California Water Service Group | 2023 Proxy Statement | 43

3 Executive Compensation Governance and Process

Role of the Organization and Compensation Committee
We are committed to the highest standards of compensation governance. Comprised entirely of independent outside directors, the Organization and Compensation Committee (Committee) is responsible for overseeing our compensation programs for officers and officer succession. This includes reviewing and approving goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and, based on this evaluation, recommending our CEO’s compensation level to the independent directors for approval.
The Committee also recommends to the Board compensation levels and at-risk performance objectives for officers for the 12-month period beginning January 1 of each year. These objectives align with stockholder and customer interests and support our long-term growth and health of the Company. To assist the Committee, our President & CEO provides an assessment of each officer’s performance and contribution towards the key corporate goals. Our President & CEO’s recommendations regarding direct compensation adjustments are provided to the Committee for each of our officers other than himself based on the competitive data and the other factors described below under “Total Compensation Factors.”
The Committee may delegate its duties and responsibilities to one or more subcommittees, consisting of not less than two members of the Committee, as it determines appropriate. The Committee also has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities.
The Committee starts its planning and review process in February of each preceding year and generally concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of at-risk compensation as certified, and approves the at-risk compensation targets for the current year.
The following summary outlines the key features of our officer compensation program:

WHAT WE DO
We pay for performance with compensation in the form of annual short-term at-risk performance-based compensation, as well as award more than half of long-term equity compensation in the form of at-risk restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

We hold an annual “say-on-pay” advisory vote.

We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

We cap individual payouts for short-term at-risk performance-based compensation and long-term at-risk equity compensation plans.

We have an officer compensation recovery (“clawback”) policy requiring the reimbursement of excess incentive-based compensation, provided to the Group’s officers in the event of certain restatements of the Group’s financial statements.

WHAT WE DON’T DO
No excessive perquisites; the Group provides officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

No tax gross-ups on perquisites or other personal benefits.

No employment agreements; other than participation in the Executive Severance Plan, none of our officers are party to individual employment or severance agreements.

No single-trigger change-in-control benefits; the Group’s Executive Severance Plan provides for change-in-control severance benefits upon a termination of employment following a change-in-control; the Group’s equity compensation plan does not require single-trigger vesting acceleration upon a change-in-control.

No hedging and pledging of Group stock; the Group’s directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

California Water Service Group | 2023 Proxy Statement | 44

Role of the Independent Executive Compensation Consultant and Total Compensation Factors
Each year the Committee reviews, assesses, and recommends to the full Board all compensation for our officers after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison).
Role of the Independent Executive Compensation Consultant
With respect to 2022 compensation decisions, the Committee engaged Veritas Executive Compensation Consultants (Veritas) as its independent executive compensation consultant.
Under the terms of its engagement, Veritas reports directly to the Committee; the Committee has sole authority to retain, terminate, and approve the fees paid to Veritas; and Veritas may not be engaged to provide any other services to us without the approval of the Committee. Other than its engagement by the Committee, Veritas does not perform any other services for the Group. The Committee believes having an independent evaluation of compensation is a beneficial tool for the Committee, the Group, and stockholders. The Committee retained Veritas for several purposes, including:
•
Constructing and reviewing competitive compensation comparisons from readily available published survey and public filings data

•
Performing a competitive assessment of the compensation programs and best practices for directors and officers

•
Reviewing our compensation plans, including base salary, short-term at-risk compensation, and long-term at-risk equity compensation, relative to the plans of our proxy peer group

The Committee annually assesses Veritas in light of various factors, including performance and those factors required by SEC rules and NYSE Listed Company Rules regarding compensation consultant independence. The Committee has affirmatively concluded that Veritas is independent from California Water Service Group and has no conflicts of interest relating to its engagement by the Committee.
Total Compensation Factors
The Committee reviewed a number of compensation recommendations, including those pertaining to the officers that were based on the competitive assessments provided by and through consultation with Veritas. The Committee’s recommendations to the Board were made, however, entirely by the Committee in its sole discretion.
In order to determine competitive compensation practices for 2022, the Committee relied, in part, on published survey compensation data, as well as proxy data for individual companies, compiled by Veritas. The individual companies are referred to in this proxy statement as the “Peer Group.” In partnership with the independent consultant, a robust process has been established to appropriately assess the relevance of different companies in the context of making competitive compensation comparisons. As with prior years, an established process was used to assess the proxy peer group composition and to establish the fiscal 2022 peers using the following factors:

Regulated Utilities	Companies that are generally highly regulated public gas, water, or multi-utility-based organizations
Similar Business Models	Companies that operate in similar arenas, requiring similar skills and experiences from their executive talent, and being subject to similar market forces
Size (Revenue Within 1/2x-2x Range)	Companies of a broadly relevant size as an indicator of complexity and scope for executive roles; companies that are of a reasonable size for making market comparisons
Other Factors	Additionally, a portion of the Peer Group is subject to unique California statutes similar to the Group
On November 17, 2021, the Committee approved the following 2022 proxy peer group to compile competitive pay information, comparing each officer’s compensation to market levels for his/her executive position.
California Water Service Group | 2023 Proxy Statement | 45

Allete, Inc.	Northwest Natural Gas Company
American States Water Company	NorthWestern Corp.
Avista Corporation	Otter Tail Corporation
Black Hills Corp.	PNM Resources
Chesapeake Utilities Corp.	San Jose Water Group
Essential Utilities, Inc.	South Jersey Industries, Inc.
MGE Energy	Unitil Corporation
After consideration of the competitive data, in making compensation recommendations for the 2022 fiscal year for the officers, the Committee’s general objective was to set total compensation within a “competitive range” for each officer’s position based on the competitive data. The Committee considers the “competitive range” to mean that compensation levels are within plus or minus 20% of the median compensation levels, as determined by reference to the competitive data. Given reliable proxy data is only available for the CEO and CFO, general industry survey data is referenced using the same approach for the officers in other roles.
Actual compensation decisions for the officers were influenced by a variety of additional factors, including considerations of each individual’s experience, tenure, performance and leadership, Group’s performance, regional cost-of-living adjustments, internal equity among the officers, and the need to retain and motivate strategic talent.
Stockholder Engagement and Say-on-Pay
Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. For fiscal year 2022, we received 92% of the votes cast on the Say-on-Pay advisory vote taken at the 2021 Annual Meeting of Stockholders. In light of the strong support received at our last Say-on-Pay vote, we did not make any changes to the executive compensation program in response to the 2022 Say-on-Pay vote.
The Committee recognizes that best practices in executive compensation continue to evolve, and we strongly believe in soliciting feedback from stockholders to better understand their perspectives, to receive their input on our business strategy and execution, and to gather feedback regarding other matters of investor interest. Over the course of 2022, management engaged regularly with investors at conferences and other forums, and discussed several topics, including corporate strategy, executive compensation, and environmental, social, and governance issues.
Through stockholder feedback, we have observed the following:
•
Stockholders have shared favorable views of our executive leadership team, including each of the named executive officers, and the alignment between pay and performance.

•
Stockholders understand the drivers of the non-cash change in pension which can change significantly based on uncontrollable factors (such as the discount rate) represent a large non-cash portion of the reported total compensation for our CEO and did not see the reported amount as a risk factor that influenced their Say-on-Pay vote. Instead, stockholders tend to focus on changes in our CEO’s pay, excluding the actuarial change in pension value.

As illustrated in the table below, our Board has been responsive to stockholder feedback and over the past several years, we have made numerous changes to our governance and executive compensation programs, and our proxy statement based on feedback from our stockholders, as well as a review of market practices.
California Water Service Group | 2023 Proxy Statement | 46

Recent Governance and Executive Compensation Changes

Governance
•
Formed the Enterprise Risk Management, Safety, and Security Committee

•
Environmental, social, and governance (ESG) items are now overseen by the Nominating/Corporate Governance Committee

•
Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights

•
Intend to publish our second ESG report in May 2023 with disclosure aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and in reference to Global Reporting Initiative (GRI) standards

•
Included an ESG metric in the 2020, 2021, and 2022 long-term at-risk compensation program for the three-year performance periods 2020-2022, 2021-2023, and 2022-2024

Compensation
•
Continued emphasis on allocating long-term equity compensation to performance-based equity awards

•
Modified the performance criteria used for long-term and short-term at-risk compensation programs

•
Revised the methodologies used to determine our Supplemental Executive Retirement Plan (SERP)’s actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

•
Conducted an independent, third-party review of:

•
Our President and CEO’s compensation program

•
Our executive short-term and long-term at-risk compensation programs

•
Our proxy peer group

•
Updated our peer group to reflect industry changes

4 2022 Performance Goals and Performance

Pay-for-Performance
Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance (as measured by key operational and financial objectives incorporated in both long-term (ARP-LT) and short-term (ARP) performance-based compensation programs as outlined below.
•
We utilize a short-term performance-based compensation program consisting of an annual at-risk performance-based short-term award that supports our long-term growth objectives of the Group.

•
More than half of long-term equity compensation is in the form of restricted stock units (RSUs) subject to at-risk performance-based vesting criteria. The Group’s President & CEO is awarded 64% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 36% awarded in the form of time-based restricted stock awards (RSAs). The Group’s vice presidents are awarded 56% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 44% awarded in the form of RSAs. All other executives are awarded 55% of long-term equity compensation in the form RSUs, subject to performance-based vesting criteria, with the remaining 45% awarded in the form of RSAs.

•
We use a three-year performance period for the long-term performance-based RSUs with vesting based upon achievement of annual performance targets related to ESG, shareholder value, and earnings per share.

2022 Corporate Goals, Objectives, and Achievements
Each year, our officers establish a number of corporate goals and objectives that seek to promote the long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary for our President & CEO and other NEOs are generally based on progress against certain of these key corporate goals, officer performance goals, and individual officer performance.
Once the Committee assesses the business results for each long-term goal as described below for 2022, the Committee then reviews and discusses the overall performance of each officer and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our officers (including the President & CEO).
California Water Service Group | 2023 Proxy Statement | 47

Group Operations:
•
Continued enhancement of the Group’s safety organization and programs, making safety a top priority

•
Closed acquisitions in Hawaii, New Mexico, Texas, and Washington, adding a total of approximately 4,000 customers

•
Completed purchase agreements with three utilities serving approximately 980 customers in Hawaii, New Mexico, and Washington

•
Secured regulatory approval on four acquisitions in California, Hawaii, and Washington, which is expected to add approximately 2,900 customers upon closing

•
Named one of  “America’s Most Responsible Companies” by Newsweek magazine for 2023, ranking second among water utilities and 127th overall among all companies nationwide

•
Increased spending with diverse vendors to 24% in California

Financial:
•
Achieved consolidated Group diluted earnings per share of  $1.77 in 2022, representing a return on average equity (determined in accordance with GAAP) of 7.7% as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2022 as filed with the SEC

•
Invested $328 million of capital in accordance with our infrastructure improvement program

•
Achieved the majority of our operational goals while keeping controllable costs within budget

•
Increased the Group’s 2022 annual dividend by eight cents, or 8.7%, which represents our 55th consecutive annual dividend increase

•
Raised net proceeds of  $106.7 million through an at-the-market equity program and our employee stock purchase program

•
Maintained the Group’s strong credit rating of A+ stable and AA− for first mortgage bonds and “exceptional” liquidity rating from Standard & Poor’s (one of the only North American utilities to do so)

Regulatory:
•
Secured $7 million in grants to minimize rate impacts of critical water supply projects in disadvantaged communities

•
Led a coalition of diverse interests in supporting passage of legislation in California that restores water utilities’ ability to propose decoupling in future proceedings before the Commission

Employee Retention and Development:
•
Supported the growth of our employees by defining career maps, offering educational resources, and connecting program members with a trained mentor through our new Operations Leadership Program

•
Provided unconscious bias training to 95% of our employees

•
Increased presence in diverse recruiting channels and engaged prospective employees through multiple career fairs, including military-, disability-, and minority-focused career fairs

•
Received recertification as a Great Place to Work® by the Great Place to Work® Institute for the seventh consecutive year

California Water Service Group | 2023 Proxy Statement | 48

Performance-Based Short-Term At-Risk Compensation
As strategic goals are long-term in nature, we maintain an annual performance-based short-term at-risk compensation program for officers designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term compensation is fully at risk with payout, dependent upon achievement of certain performance objectives over a one-year performance period.
The Committee considered a number of factors when establishing the 2022 short-term at-risk performance metrics, including:
➜ Our long-term strategic plan ➜ Historical performance ➜ The regulatory environment in which we operate	➜ Feedback and analysis from our independent compensation consultant ➜ Stockholder feedback ➜ Management performance
The performance metrics are intended to foster and enhance cross-functional integration, customer relationships, continuous improvement, and team accountability while focusing on key corporate goals and initiatives. Targets for each of the performance metrics were designed to be challenging but achievable given strong management performance.
For 2022, the Committee granted the opportunity for our officers to receive short-term at-risk (ARP) performance awards as follows:
Payment of the short-term at-risk performance awards is typically made in March, following the Group’s receipt of audited financial statements and the subsequent certification of the Group’s performance by the Committee. See below for additional information regarding the performance goals and resulting payouts under the annual short-term at-risk compensation program for 2022.
California Water Service Group | 2023 Proxy Statement | 49

Water Quality and Public Health Weight: 20%
This metric evaluates performance based on number of procedural violations and violations of primary and secondary drinking water standards. The CPUC has authority to set drinking water standards for Cal Water. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group’s subsidiaries in Washington, Hawaii, and New Mexico are regulated by their respective state health regulators and the EPA. We have continued to include all state operations in the performance metric for primary water quality. The secondary and procedural water quality metrics measure activity in the California subsidiary only, but in the future, secondary and procedural water quality metrics could include other states’ compliance.
•
A primary drinking water standard violation is related to public health, either acute or long-term

•
A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, which can generate customer complaints

•
A procedural drinking water violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary drinking water standard

We make it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary drinking water standard violations, two or fewer secondary drinking water standard violations, and no more than four procedural drinking water violations.

	Performance Level*	Primary Drinking Water Standards Violations (all states)	Secondary Drinking Water Standards Violations (California only)	Procedural Drinking Water Violations (California only)	Goal Achieved
	Maximum	0	0	0	200%
	Target	0	2 or fewer	Up to 4	100%
	Threshold	1 or fewer	4 or fewer	Up to 8	50%
	* An additional tier applies between the target and maximum level
Customer Service and Support Weight: 20%
This metric measures against CPUC standards and three internal performance indicators for all California service areas, Hawaii, New Mexico, and Washington, including key measurements for telephone responsiveness, service responsiveness, billing accuracy and timeliness, and general levels of customer complaints. CPUC customer service standards are found in the CPUC’s General Order 103-A.
The Customer Service metric is evaluated each quarter for 10 measurements in 20 California service areas, Hawaii, New Mexico, and Washington for an annual target of 863 – 848 and a maximum annual measurement of 920.

	Performance Level*	Criteria	Goal Achieved
	Maximum	99.1% of maximum annual metric	200%
	Target	92.1.% of maximum annual metric	100%
	Threshold	90.0% of maximum annual metric	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
California Water Service Group | 2023 Proxy Statement | 50

Infrastructure Improvement and Utility Plant Investment Weight: 20%
Historically, the annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries, and is tied to regulatory approvals. As the outcome of the California general rate case is still pending and there are not yet regulatory approvals for 2022, the 2022 the target performance level was set at $288 million.

	Performance Level*	2022 (In Millions)	Goal Achieved
	Maximum	$328	200%
	Target	$288	100%
	Threshold	$243	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
Budget to Actual Performance (EPS) Weight: 20%
This metric measures the annual budget-to-actual performance of the Company. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year at its January meeting. By adhering to budgets, management is able to demonstrate to the Board, stockholders and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan.

	Performance Level*	EPS Variance From Budget	Goal Achieved
	Maximum	Over 10%	200%
	Target	−2.5% to 2.5%	100%
	Threshold	−7.6% to −10%	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
California Water Service Group | 2023 Proxy Statement | 51

Emergency Preparedness and Safety Weight: 20%
This metric is measured annually and is comprised of five safety program components. These five components include Community Emergency Operations Center (EOC) training; full attendance at Cal Water mandated safety, wildfire preparedness, and cyber training for all employees (minimum of five training topics annually); Total Case Incident Rate (TCIR), which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies; the number of preventable vehicle accidents; and the number of unannounced site safety audit and immediate onsite reviews. The five safety components are weighted as follows:
•
Community EOC Training measure — 20%

•
Training attendance rate measure — 10%

•
TCIR measure — 25%

•
Preventable vehicle accident measure — 25%

•
Unannounced site safety audit and immediate onsite review — 20%

Focused on improving the management of these safety programs, our officers have set this metric to improve performance from current conditions towards industry averages, where applicable, and performance expectations.
Community EOC Training

	Performance Level*	Performance Target	Goal Achieved
	Maximum	Conduct 15 community EOC trainings	200%
	Target	Conduct 10 community EOC trainings	100%
	Threshold	Conduct eight community EOC trainings	50%
	* An additional tier applies between the target and maximum level. Training Attendance
	Performance Level*	Performance Target	Goal Achieved
	Maximum	100% of applicable employees	200%
	Target	85% of applicable employees	100%
	Threshold	70% of applicable employees	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
California Water Service Group | 2023 Proxy Statement | 52

TCIR
Performance Level*	Performance Target	Numeric Equivalent	Goal Achieved
Maximum	25% improvement over 2021 target results	2.55	200%
Target	2021 achieved TCIR, excluding OSHA reportable COVID-19 incidents, plus up to eight OSHA reportable COVID-19 incidents in 2022	3.40	100%
Threshold	85% of 2021 target results	3.91	25%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level. Preventable Vehicle Accident
Performance Level*	Performance Target	Numeric Equivalent	Goal Achieved
Maximum	20% improvement over 3-year average (2019-2021) achieved results	33	200%
Target	Maintain 3-year average (2019-2021) achieved results	41	100%
Threshold	85% of 3-year average (2019-2021) achieved results	47	25%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level. Unannounced Site Safety Audit and Immediate Onsite Review
Performance Level*	Performance Target		Goal Achieved
Maximum	505 Audits		200%
Target	365 Audits		100%
Threshold	260 Audits		25%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
California Water Service Group | 2023 Proxy Statement | 53

2022 Short-Term Performance Goal Achievements
Performance Metric	Minimum Threshold Performance	Target Performance	Maximum Performance	Achieved Results
Water Quality and Public Health Weight: 20%	Up to one primary (all states), up to four secondary (California only), up to eight procedural violations (California only)	No primary (all states), up to two secondary (California only), up to four procedural violations (California only)	No primary (all states), no secondary (California only), no procedural violations (California only)	150% — No primary, no secondary, one procedural violation
Customer Service and Support Weight: 20%	90.0% of the maximum annual metric	92.1% of the maximum annual metric	99.1% of the maximum annual metric	200% — Achieved 100% of the maximum annual metric
Infrastructure Improvement and Utility Plant Investment Weight: 20%	$243 million in company-funded capital expenditures	$288 million in company-funded capital expenditures	$328 million in company-funded capital expenditures	125% — $304.6 million in company-funded expenditures
Budget to Actual (EPS) Weight: 20%	Negative 10% EPS variance from budget	+/- 2.5% EPS variance from budget	Positive10% EPS variance from budget	100% — (1.6%) variance from budget
Emergency Preparedness and Safety Weight: 20%				110% — Overall safety
	• Conduct eight community EOC trainings	• Conduct 10 community EOC trainings	• Conduct 15 community EOC trainings	• Conducted 20 community EOC trainings
	• 70% of applicable employees trained	• 85% of applicable employees trained	• 100% of applicable employees trained	• 98% of applicable employees trained
	• 85% of 2021 target results	• 2021 achieved TCIR, excluding OSHA reportable COVID-19 incidents, plus up to eight OSHA reportable COVID-19 incidents in 2022	• 25% improvement over 2021 target results	• no improvement over 2021 TCIR results
	• 85% of 3-year average (2019-2021) achieved results	• Maintain 3-year average (2019-2021) achieved results for preventable vehicle accidents	• 20% improvement over 3-year average (2019-2021) achieved results	• No improvement over three-year average results
	• 110 unannounced site safety audits and immediate onsite reviews	• 170 unannounced site safety audits and immediate onsite reviews	• 250 unannounced site safety audits and immediate onsite reviews	• 402 unannounced site safety audits and immediate onsite reviews
In the fourth quarter of 2022, as reported in note 16 of the Group’s Form 10-K for the year ended December 31, 2022 as filed with the SEC, the Company identified an immaterial error that was not recorded in 2019. The Company corrected the error in the accompanying Consolidated Financial Statements through a restatement of the opening retained earnings balance for the year ended December 31, 2020. In response, the Board reduced the 2022 short-term at-risk performance goal total achievement as shown below.
California Water Service Group | 2023 Proxy Statement | 54

Performance Metric	Weight	Achievement	Achieved Results
Water Quality and Public Health	20%	150%	30%
Customer Service and Support	20%	200%	40%
Infrastructure Improvement and Utility Plant Investment(1)	20%	125%	25%
Budget to Actual Performance (EPS)	20%	100%	20%
Emergency Preparedness and Safety	20%	110%	22%
Total Achievement			137%
Less Board-Approved Reduction			(15%)
Final Achievement			122%

(1)
Company-funded capital expenditures were $304.6 million. The Group’s 2022 achieved capital expenditures was $327.7 million as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2022 as filed with the SEC. Excluding developer-funded expenditures of  $16.9 million and including an increase in accounts payable accrual of $6.2 million for capital project spend, the Group spent $304.6 million on company-funded capital expenditures for the 2022 performance period.

The table below summarizes the total performance-based short-term at-risk compensation earned by our officers for the fiscal year ended December 31, 2022.
Name	2022 Short-Term At-Risk Compensation Earned ($)(1)
Martin A. Kropelnicki	$1,281,000
Thomas F. Smegal	184,611
Paul G. Townsley	164,700
Robert J. Kuta	142,374
Michael B. Luu	138,495

(1)
The short-term at-risk compensation is paid out annually following certification of the prior year’s results by the Committee.

2022 Long-Term Performance and Time-Based Equity Compensation
The purpose of our long-term equity compensation is to better align executive compensation with the interests of both stockholders and customers, to create incentives for officer recruiting and retention, to encourage long-term performance by our officers, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of at-risk compensation and performance criteria, including assessment of risk management and risk mitigation.
As with target short-term at-risk compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2022. The Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the officer team, the annual equity awards granted to each of our officers should be based on the same objectives and methodology.
Based on the methodology described above, for 2022, the Committee set the total value for the long-term at-risk (ARP-LT) equity compensation awards as follows:
California Water Service Group | 2023 Proxy Statement | 55

President & CEO Target ARP-LT Total Value: $1,020,000 • Performance-Based RSUs: 64% • Time-Based RSAs: 36%	Group’s Vice Presidents Target ARP-LT Total Value: $170,000 • Performance-Based RSUs: 56% • Time-Based RSAs: 44%	All Other Officers Target ARP-LT Total Value: $100,000 • Performance-Based RSUs: 55% • Time-Based RSAs: 45%
For the performance metrics applicable to the 2022 performance-based RSU award, the Committee will certify the level of achievement at the end of the three-year performance period. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the officer’s continued employment through such date.
The following section provides a more detailed look at each performance metric for the performance period 2022 — 2024, along with the maximum, target, and threshold levels for each and the benefits derived by our customers.
Return on Equity Weight: 40%
This metric measures return on equity (ROE) as shown in the public financial statements of California Water Service Group. It is defined as net income divided by average common stockholders’ equity for the three-year performance period. The final three-year achievement will be certified at the end of the three-year performance period. Stockholders expect the Company to earn its authorized return on equity for its regulated business. For this reason, the metric uses the authorized ROE as the target for 100% performance achievement. The rationale for tiers above and below the authorized ROE is to account for regulatory mechanisms and lag.

	Performance Level*	Annual Return on Common Stockholders’ Equity	Goal Achieved
	Maximum	Target plus 50 basis points	200%
	Target	California authorized ROE	100%
	Threshold	Target minus 200 basis points	20%
	* An additional tier applies between the target and maximum level.
Growth in Stockholders’ Equity Weight: 40%
This metric measures growth in stockholders’ equity by the accumulation of two factors over the performance period growth in total stockholders’ equity and actual dividends paid in the calendar year. These growth values can be objectively validated using the Company’s audited annual financial statements. The metric, in a stock-price neutral way, measures the growth in stockholders’ equity created by the Company over the performance period. Investors in water utilities are interested in value creation along with dividend growth.

	Performance Level*	Accumulation of Stockholder Value Over the Performance Period	Goal Achieved
	Maximum	$750 million	200%
	Target	$650 million	100%
	Threshold	$575 million	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
California Water Service Group | 2023 Proxy Statement | 56

Environmental, Social, and Governance Weight: 20%
In 2020, we completed a materiality assessment to identify the ESG topics most material to our business. We followed in 2021 with our first framework-aligned ESG Report, four new ESG-related policies (Political Involvement, Human Rights, Diversity, Equality & Inclusion, and Environmental Sustainability), an ESG governance framework, a climate change strategy, and a robust ESG goal-setting process.
We have integrated ESG into our strategic framework and planning process, which will facilitate continued progress on material ESG topics. This ESG Performance Metric rewards completion of four cross-functional projects that will meaningfully impact affordability, diversity, equality & inclusion, emissions, and climate change:
1.
By the end of 2024, collaborate with community resource organizations to host 21 community resource and customer education events in low-income communities in the Company’s California districts to increase awareness of customer assistance and conservation programs and engage key stakeholders to increase public trust, build partnerships, and understand external perspectives.

2.
Starting in 2022 and extending through 2024, require 100% of employees enterprise-wide to complete diversity, equality, and inclusion training on an annual basis, and achieve a minimum 90% completion rate each year over the three-year period.

3.
By the end of 2024, invest no less than $1.5 million in emissions-reducing energy solutions, such as renewables and low-carbon energy sources.

4.
By the end of 2024, complete comprehensive data analysis and modelling, and set and publish targets for energy/GHG intensity of water sourced and/or delivered to customers.

	Performance Level*	Performance Target	Goal Achieved
	Maximum	Achieve four goals	200%
	Target	Achieve three goals	100%
	Threshold	Achieve two goals	50%
	* An additional tier applies between the target and maximum level.
California Water Service Group | 2023 Proxy Statement | 57

2020 Long-Term Performance-Based Equity Compensation Achievement
(Performance Period 2020 — 2022)
In 2020, we granted performance-based equity in the form of RSUs to our officers for the three-year performance period ending on December 31, 2022. The component weighting is 40% for each of the two financial measures and 20% for the environmental leadership metric. The payouts are summarized below:
Performance Metric	Annual Threshold Performance	Annual Target Performance	Annual Maximum Performance	Achieved Results
Return on Equity Weight: 40%	7.20% in 2020, 2021, and 2022	CPUC authorized ROE: 9.20% in 2020, 2021, and 2022	9.70% in 2020, 2021, and 2022	133% — GAAP ROE — 11.38% in 2020, 9.61% in 2021, 7.70% in 2022
Growth in Stockholders’ Equity Weight: 40%	$275 million	$350 million	$450 million	200% — $686 million
Environmental Leadership Weight: 20%	Publish annual framework-compliant reporting of material ESG data	Publish annual framework-compliant reporting of material ESG data, complete water supply risk assessment from climate change	Publish annual framework-compliant reporting of material ESG data, complete water supply risk assessment from climate change, and sign agreements or begin construction on three water supply diversification projects by 2022	150% — Published annual framework compliant
reporting of
material ESG data, completed
water supply risk assessment
from climate change, and signed agreements or begin
construction on one water supply diversification project
by 2022
As with the 2022 short-term performance goal achievements, the Board reduced the 2020 long-term performance-based equity compensation achievement for the performance period 2020 — 2022 as shown below in response to company-identified immaterial error identified in the fourth quarter of 2022, as reported in note 16 of the Group’s Form 10-K for the year ended December 31, 2022 as filed with the SEC.
Performance Metric	Weight	Achievement	Achieved Results
Return on Equity	40%	133%	56%
Growth in Stockholders’ Equity	40%	200%	80%
Environmental Leadership	20%	150%	30%
Total Achievement			166%
Less Board-Approved Reduction			(10%)
Final Achievement			156%
The table below summarizes the total performance-based equity compensation earned by our officers for the three-year performance period ended December 31, 2022.
California Water Service Group | 2023 Proxy Statement | 58

Name	2022 Performance Stock Earned ($)(1)
Martin A. Kropelnicki	$911,373
Thomas F. Smegal	140,395
Paul G. Townsley	140,395
Robert J. Kuta	140,395
Michael B. Luu	140,395

(1)
The shares for the 2020 performance stock award, which is comprised of the years 2020, 2021, and 2022, were awarded following the end of the three-year performance period on March 3, 2023.

2023 Long-Term At-Risk Compensation
There was no increase to the target value of the performance-based equity compensation awards for 2023 under the annual long-term at-risk compensation program or to the short-term at-risk compensation awards.
For the CEO, the equity awards vest over three years, with 64% subject to the achievement of long-term performance-based metrics and 36% subject to time-based vesting and continued employment. For all other officers, the equity awards vest over three years, with 55% subject to the achievement of long-term performance-based metrics and 45% subject to time-based vesting and continued employment.
On March 7, 2023, the following awards were granted for the 2023-2025 performance period:
•
President & CEO — 7,956 shares of RSAs and 14,144 RSUs

•
Group’s Vice Presidents — 1,275 shares of RSAs and 1,955 RSUs

•
Other officers — 765 shares of RSAs and 1,190 RSUs

All RSUs are subject to performance-based vesting.
The following charts illustrate target variable at-risk pay as a percentage of compensation for 2022:
California Water Service Group | 2023 Proxy Statement | 59

5 Other Compensation Programs

Basic and Supplemental Pension Plan Benefits (SERP)
In addition to the tax-qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our officers under the SERP. The SERP is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to officers under the Group’s tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, our officers otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees. The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. The SERP is structured as such that benefits are paid to our officers on a “pay as you go” basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key officers while providing a competitive, total compensation program. The annual expenses of the pension and SERP have allowable costs recovered in rates through the regulatory process in California and other states. We believe that pension benefits are an important recruitment and retention tool for our employees and are consistent with practice among most of our peers.
No pension benefits will be paid to any participant until after retirement. Any pension amounts listed in this Proxy Statement are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid. During 2020, the SERP was amended, increasing the plan’s unreduced retirement age from 60 to 65.
Deferred Compensation Plan
The Group maintains a deferred compensation plan for its directors, officers, and eligible employees. The plan is intended to promote retention by providing eligible employees, including the officers, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company or company-matching contributions.
401(k) Plan
All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including officers, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to 8% for a maximum company-matching contribution of 6% of employee’s eligible earnings.
Limited Perquisites and Other NEO Benefits
As part of the Group’s automobile policy, officers have the use of a company-owned vehicle, including excess liability insurance. The Committee believes the use of a company-owned vehicle allows our officers to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our officers is taxed as additional compensation in accordance with IRS regulations and paid for by the officers. The Group offers its officers a supplemental medical plan providing proactive health protection services, including executive physicals and emergency travel assistance. Additionally, the Group also has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee’s general philosophy is not to provide perquisites and other personal benefits of substantial value to the officers.
6 Executive Compensation Policies and Practices

CEO Pay Overview
Martin A. Kropelnicki, our CEO since September 1, 2013, made significant contributions managing our 2022 performance. Based on our annual performance objectives for 2022, the Committee granted Mr. Kropelnicki an equity award of  $1,020,000 for 2022, consisting of  $368,000 in the form of time-based RSAs vesting over three years, and $652,000 in the form of performance-based RSUs with a
California Water Service Group | 2023 Proxy Statement | 60

three-year performance period. Mr. Kropelnicki also has the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives.
With a 2022 base salary of  $1,047,120 and $1,281,000 annual performance-based short-term at-risk compensation (representing a payout of 122% of target and reflecting superior performance during the year as described in more detail below), Mr. Kropelnicki’s total direct compensation was $3,308,643 (comprised of salary, earned annual performance-based short-term at-risk compensation bonus, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards).
Mr. Kropelnicki is a participant in the tax-qualified defined benefit plan that covers all permanent employees as well as the non-qualified supplemental retirement benefit plan provided to our officers under the SERP. The amounts reported in the 2022 Summary Compensation Table later in this Proxy Statement is the change in the actuarial estimate of his future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent any cash payment to or from Mr. Kropelnicki.
Changes in pension value historically have been impacted significantly by external factors unrelated to Mr. Kropelnicki’s compensation, such as discount rate, age at retirement, changes in mortality tables, and vesting status. The discount rate, used to value the pension benefits used for financial statement reporting purposes, is itself driven in large part by the overall interest rate environment and can cause substantial volatility in the change in pension value. For example, over the last 10 years, Mr. Kropelnicki’s change in pension value has ranged from less than $100,000 (in 2013) to more than $10 million (in 2019) to $0 (in 2020 and 2022).
No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. Changes in actuarial assumptions for the pension costs are included in customer rates through a rate recovery mechanism. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors, including changes in interest rates, changes in mortality tables, Mr. Kropelnicki’s current age, years of service, and age at retirement.
Stock Ownership Requirements
Officers and members of our Board are required to own shares of Group’s stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers. Each non-employee director and officer must directly own Group stock having a market value equal to:
Title	Equity
President & CEO	3X annual base salary
Group Vice Presidents	1.5X annual base salary
Other Officers	1X annual base salary
Non-Employee Directors	5X annual base retainer
Officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. For officers, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually. All non-employee directors and officers are in compliance with this requirement.
The following table summarizes which equity holdings are included in the stock ownership requirements.

WHAT IS INCLUDED Shares owned personally Holdings in our 401(k) plan Holdings acquired through our employee stock purchase program (ESPP)	WHAT IS NOT INCLUDED Unvested equity awards, including RSAs and RSUs Vested, unexercised stock options
California Water Service Group | 2023 Proxy Statement | 61

Transactions Involving Stock — Anti-hedging and No Pledging Policy
The Board adopted an insider trading policy in 2012, which prohibits our directors and officers from engaging in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that would eliminate or limit the risks and rewards of share ownership. In addition, our directors and officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests ahead of the financial interests of the Group.
Executive Compensation Recovery — Our Clawback Policy
The Board also adopted an executive compensation recovery, or “clawback,” policy in 2012, which requires the reimbursement of excess incentive-based compensation provided to our officers in the event of certain restatements of the Group’s financial statements. The policy allows the Group to claw back incentive-based compensation from officers who were actually involved in the fraud or misconduct that triggered the accounting restatement to the extent the compensation was in excess of what would have been paid under the accounting restatement. This policy is applicable to all incentive compensation paid after implementation of the policy, and it covers the three-year period preceding the date on which the Group is required to prepare the accounting restatement. We may need to amend our clawback policy or adopt a new clawback policy that is consistent with the NYSE listing standards to be adopted under Exchange Act Rule 10D-1.
Tax and Section 162(m) Implications
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain “covered employees,” which term includes all of our named executive officers. While we consider the deductibility of awards as one factor in determining officer compensation, we also look at other factors in making decisions and we retain the flexibility to award compensation that we determine to be consistent with the goals of our officer compensation program even if the awards are not deductible by us for tax purposes.
California Water Service Group | 2023 Proxy Statement | 62

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our President & CEO, CFO, and the three most highly compensated officers of the Group for the fiscal years ended December 31, 2022, 2021, and 2020.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (e)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)	Total Excluding Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5)
Martin A. Kropelnicki President & CEO	2022	$1,047,120	$980,523	$1,281,000	$0	$42,886	$3,351,529	$3,351,529
	2021	901,872	988,682	1,206,000	$575,989	45,544	3,718,087	3,142,098
	2020	1,059,246	880,653	1,787,704	0	49,253	3,776,856	3,776,856
Thomas F. Smegal III Vice President, Chief Financial Officer	2022	502,937	163,449	184,611	0	45,347	896,343	896,343
	2021	429,032	198,497	172,136	348,593	42,276	1,190,534	841,941
	2020	493,256	153,202	249,795	0	40,218	936,471	936,471
Paul G. Townsley Vice President, Corporate Development	2022	$448,616	$163,449	$164,700	$0	$135,503	$912,267	$912,267
	2021	378,245	192,777	151,795	745,224	40,350	1,508,391	763,167
	2020	434,981	153,202	220,238	295,871	37,096	1,141,388	845,517
Robert J. Kuta Vice President, Engineering	2022	$387,752	$163,449	$142,374	$0	$54,411	$747,986	$747,986
	2021	324,508	186,898	130,248	446,476	47,709	$1,135,840	689,363
	2020	373,276	153,202	189,000	53,125	41,425	810,028	756,903
Michael B. Luu Vice President, Information Technology and Chief Risk Officer	2022	$377,234	$163,449	$138,495	$0	$48,026	$727,203	$727,203

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K, filed with the SEC on March 1, 2023.

For time-based RSAs and performance-based RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The RSUs reported were calculated assuming 100% achievement of target of the respective pre-established performance metrics. The amounts reported are as follows:
Name	RSA Grant Date Fair Value	RSU Grant Date Fair Value at Target Achievement	RSU Grant Date Fair Value at Maximum Achievement
Mr. Kropelnicki	$353,753	$626,770	$1,253,540
Mr. Smegal	$72,105	$91,344	$182,688
Mr. Townsley	$72,105	$91,344	182,688
Mr. Kuta	$72,105	$91,344	182,688
Mr. Luu	$72,105	$91,344	182,688
California Water Service Group | 2023 Proxy Statement | 63

(2)
Amounts in this column reflect the amount paid to each officer pursuant to the performance-based short-term at-risk compensation program for the applicable year.

(3)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate and other assumptions, changes in compensation, years of service, and vesting. Other than assuming retirement at the unreduced retirement age, all assumptions are consistent with those used in the Group’s financial statements and include amounts which the officers may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the “CEO Pay Overview,” “Basic and Supplemental Pension Plan Benefits,” and “Pension Benefits for Fiscal Year Ended 2022” sections of this Proxy Statement. Earnings on the non-qualified deferred compensation plan are noted on the Non-qualified Deferred Compensation Table for those officers participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(4)
All other compensation for 2022 is comprised of 401(k) matching contributions made by the Group on behalf of the officer, the personal use of company-provided vehicles and associated insurance, supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by the Group on behalf of the named executives was $18,300 of the listed executives except, Mr. Luu was $15,375. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $5,146; Mr. Smegal, $7,607; Mr. Townsley, $3,763; Mr. Kuta, $16,671; and Mr. Luu, $13,211. The recorded cost for the supplemental medical plan was $18,240 for all named executive officers. Additionally, the amount for Mr. Townsley includes a housing allowance totaling $54,000 and $40,000 for expenses incurred in connection with his relocation to Austin, Texas as approved by the organization and Compensation Committee.

(5)
To show how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “Total” column.

Grants of Plan-Based Awards for Fiscal Year Ended 2022

The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2022, to each of our NEOs.
		Estimated Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Options Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin A. Kropelnicki(3)	3/1/2022	$378,000	$1,050,000	$2,100,000
	3/1/2022							6,270	$353,753
	3/1/2022				3,664	11,109	22,218		626,770
Thomas F. Smegal III(3)	3/1/2022	54,475	151,320	302,640
	3/1/2022							1,278	72,105
	3/1/2022				564	1,619	3,238		91,344
Paul G. Townsley(3)	3/1/2022	48,600	135,000	270,000
	3/1/2022							1,278	72,105
	3/1/2022				564	1,619	3,238		91,344
Robert J. Kuta(3)	3/1/2022	42,012	116,700	233,400
	3/1/2022							1,278	72,105
	3/1/2022				564	1,619	3,238		91,344
Michael B. Luu(3)	3/1/2022	40,867	113,520	227,040
	3/1/2022							1,278	72,105
	3/1/2022				564	1,619	3,238		91,344
(1)
The threshold, target, and maximum values reported are for the performance-based short-term at-risk compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award for the 2022-2024 performance period.

(3)
The RSAs granted to the officers on March 1, 2022, vest over three years, with one-third of the RSAs vesting on the first anniversary of the grant date and the remaining RSAs vesting in equal quarterly installments thereafter. The performance-based RSUs reported reflect the grant date fair value of the 2022 portion of the award as performance goals are set for each year of the performance period.

California Water Service Group | 2023 Proxy Statement | 64

Outstanding Equity Awards at Fiscal Year Ended 2022

	Stock Awards		Equity Incentive Plan Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Martin A. Kropelnicki	572(2)	$34,686	10,278(2)	$623,258
	2,680(3)	162,515	9,642(3)	584,691
	6,270(4)	380,213	11,109(4)	673,650
Thomas F. Smegal III	117(2)	7,095	1,583(2)	95,993
	5473)	33,170	1,485(3)	90,050
	1,278(4)	77,498	1,619(4	98,176
Paul G. Townsley	117(2)	7,095	1,583(2)	95,993
	5473)	33,170	1,485(3)	90,050
	1,278(4)	77,498	1,619(4	98,176
Robert J. Kuta	117(2)	7,095	1,583(2)	95,993
	5473)	33,170	1,485(3)	90,050
	1,278(4)	77,498	1,619(4	98,176
Michael B. Luu	117(2)	7,095	1,583(2)	95,993
	5473)	33,170	1,485(3)	90,050
	1,278(4)	77,498	1,619(4	98,176

(1)
The market value of the stock awards represents the product of the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2022, which was $60.64, and the number of shares underlying each such award.

(2)
Awards were granted on March 3, 2020, with 33.3% vesting on March 3, 2021, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2020, 2021, and 2022 and vest on March 3, 2023.

(3)
Awards were granted on March 2, 2021, with 33.3% vesting on March 2, 2022, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2021, 2022, and 2023 and vest on March 2, 2024.

(4)
Awards were granted on March 1, 2022, with 33.3% vesting on March 1, 2023, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2022, 2023, and 2024 and vest on March 1, 2025.

California Water Service Group | 2023 Proxy Statement | 65

Option Exercises and Stock Vested for Fiscal Year Ended 2022

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Martin A. Kropelnicki	—	—	17,634	$1,056,948
Thomas F. Smegal III	—	—	4,555	276,565
Paul G. Townsley	—	—	4,448	269,089
Robert J. Kuta	—	—	4,338	261,403
Michael B. Luu	—	—	4,258	255,814
Pension Benefits for Fiscal Year Ended 2022

The table below shows the present value of accumulated benefits payable to each NEO, including the number of years of service credited to each officer under the California Water Service Pension Plan (“Pension Plan”) and the SERP, each of which is described elsewhere in this Proxy Statement.
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)
Martin A. Kropelnicki(3)	California Water Service Pension Plan	16.80	$(281,299)
	Supplemental Executive Retirement Plan	15.00	(6,038,491)
Thomas F. Smegal III(3)	California Water Service Pension Plan	25.67	(402,184)
	Supplemental Executive Retirement Plan	15.00	(1,280,562)
Paul G. Townsley	California Water Service Pension Plan	9.83	(180,589)
	Supplemental Executive Retirement Plan	9.83	(735,079)
Robert J. Kuta	California Water Service Pension Plan	7.71	(76,020)
	Supplemental Executive Retirement Plan	7.71	(197,400)
Michael B. Luu	California Water Service Pension Plan	22.60	(367,150)
	Supplemental Executive Retirement Plan	15.00	(578,970)

(1)
Assumptions used in the calculation of the present value are included in footnote 12 of Group’s annual report on Form 10-K, filed with the SEC on March 1, 2023.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested. Pension values may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting.

(3)
The maximum number of years of credited service under the SERP is 15 years. Mr. Kropelnicki, Mr. Smegal, and Mr. Luu have attained the maximum of 15 years of credited service.

The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible officers are vested after five years of service as an officer and are eligible for the full benefit after 15 years of service and at age 65. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced
California Water Service Group | 2023 Proxy Statement | 66

benefit of their monthly SERP benefit upon early retirement between the ages of 55 and 65, and further adjusted if service credited is less than 15 years. Under the Pension Plan, all eligible employees, including officers, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to officers on a “pay as you go” basis. None of our officers received any payments under the Pension Plan or SERP during 2022.
The combined maximum benefit payout under the SERP and Pension Plan achievable by an officer is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement, or three highest consecutive years, whichever is higher, excluding any equity compensation. For additional description of the SERP and Pension Plan, see “Basic and Supplemental Pension Plan Benefits (SERP)” on page 60 in this Proxy Statement.
Non-Qualified Deferred Compensation for Fiscal Year Ended 2022

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)
Martin A. Kropelnicki	$160,600	$0	$—	$2,754,957
Thomas F. Smegal III	—	—	—	—
Paul G. Townsley	55,000	0	—	465,990
Robert J. Kuta	—	0	—	13,596
Michael B. Luu	25,233	0	33,387	372,421

(1)
All of the amounts reported under “Executive Contributions in Last FY” are included in the Summary Compensation Tables shown below. None of the amounts reported under “Aggregate Earnings in Last FY” are included in the Summary Compensation Table for 2022.

Name		Salary	Non-Equity Incentive Plan	Total
Mr. Kropelnicki	2022	$40,000		$40,000
	2021		$120,600	$120,600
Mr. Townsley	2022	55,000		55,000
	2021
Mr. Luu	2022	18,862		18,862
	2021		6,371	6,371

(2)
The amounts reported under “Aggregate Balance at Last FY” that are included in the Summary Compensation Table in years prior to 2022 are as follows: Mr. Kropelnicki, $1,796,172; Mr. Townsley, $344,189; Mr. Kuta, $14,403, Mr. Luu, $254,446.

The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group’s officers and eligible employees to defer up to 50% of their base salary. In addition, officers can defer up to 100% of their short-term at-risk compensation. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan’s investment options are similar, but not identical, to the Group’s tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group, either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.
Severance Arrangements
None of our officers are party to an individual employment agreement. Additionally, our officers are not provided with single-trigger change-in-control benefits.
California Water Service Group | 2023 Proxy Statement | 67

Consistent with the Group’s compensation philosophy, the Committee believes the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change-in-control severance benefits to our officers under the Group’s Executive Severance Plan to reduce any reluctance of our officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Group adopted the plan in 1998, and its purpose is to promote the continued employment and dedication of our officers without distraction in the face of a potential change-in-control transaction. The Group’s Executive Severance Plan is described in further detail below.
Executive Severance Plan
The Group adopted the Executive Severance Plan on December 16, 1998. The Executive Severance Plan provides that if within 24 months following a change-in-control of the Group, the officer’s employment is terminated by the Group for any reason other than good cause or by the officer for good reason, the Group will make a cash payment to the officer in an amount equal to three times the officer’s base salary on the date of the change-in-control or on the date the officer’s employment terminates, whichever is greater. The payments would be paid in three equal annual installments, commencing on the first of the month following the month in which the officer’s employment terminated, and payable thereafter on the anniversary of the initial payment date. Each officer will also receive a gross-up payment if the officer is required to pay an excise tax under section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.
Each officer’s entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
For purposes of the Executive Severance Plan, the term “change-in-control” means the occurrence of  (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group, wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group, if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.
For purposes of the Executive Severance Plan, “good cause” exists if   (i) the applicable officer engages in acts or omissions that result in substantial harm to the business or property of the Group, and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable officer is convicted of a criminal violation involving fraud or dishonesty.
For purposes of the Executive Severance Plan, “good reason” exists if, without the applicable officer’s consent, (i) there is a significant change in the nature or the scope of the applicable officer’s authority, or in his or her overall working environment; (ii) the applicable officer is assigned duties materially inconsistent with his or her present duties, responsibilities, and status; (iii) there is a reduction in the applicable officer’s rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable officer is required to perform services. Had a change-in-control occurred during fiscal year 2022 and had their employment been terminated on December 31, 2022, either without good cause or by the officer for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.
In addition to the Executive Severance Plan, each officer is covered by the Group’s general severance policy. Under the severance policy, each non-union employee of the Group whose employment is terminated without cause is entitled to severance pay of either one week’s pay after completing two years of service or two weeks’ pay after completing five or more years of service, provided at least two weeks’ notice is given. In addition, all officers are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination.
Each officer’s entitlement to the severance payment is conditional upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
Potential Payments Upon Termination or Change-in-Control
The information below describes certain compensation that would have become payable under existing plans and contractual arrangements assuming a termination of employment or a change-in-control and termination of employment had occurred on December 31, 2022, given the officer’s compensation and service levels as of such date. In addition to the benefits described below, upon any termination of employment, each of the officers would also be entitled to the benefits as described in the table of Pension
California Water Service Group | 2023 Proxy Statement | 68

Benefits for Fiscal Year 2022 and the amount shown in the column labeled “Aggregate Balance at Last FY” of the table of Non-qualified Deferred Compensation for Fiscal Year 2022 above.
Name	Change-in-Control and Termination of Employment Severance Amount ($)	Termination of Employment without a Change-in-Control Severance Amount ($)
Martin A. Kropelnicki	$3,150,000	$161,538
Thomas F. Smegal III	1,513,200	77,600
Paul G. Townsley	1,350,000	69,231
Robert J. Kuta	1,167,000	59,846
Michael B. Luu	1,135,200	58,215
2022 CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios.
The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, and the methodology as described. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the President & CEO, for a total of 1,188 employees in the median compensation pool. We used actual salary and compensation paid in 2022, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our employee population as of December 31, 2022 based on our payroll records.
The 2022 annual total compensation of the median compensated of all our employees who were employed on December 31, 2022, other than our President & CEO, was $110,138, of which there was no estimated non-cash present value pension changes. Mr. Kropelnicki’s 2022 annual total compensation was $3,351,529, of which there was no estimated change in present value of pension benefits. The ratio of these amounts was 1-to-30.
Measurement	Under SEC Rules	Excluding Change in Present Value of Pension Benefits
CEO Compensation	$3,351,529	$3,351,529
Median Employee Compensation	$110,138	$110,138
Ratio	1:30	1:30
Pay Versus Performance
The following table sets forth compensation information of our President & CEO (CEO) and our non-CEO NEOs, in accordance with Item 402(v) of Regulation S-K. These amounts are calculated in accordance with applicable SEC rules, and do not reflect the actual amount of compensation earned by or paid to our named executive officers during each applicable year. Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers. Our executive compensation program is designed to link officer
California Water Service Group | 2023 Proxy Statement | 69

compensation to our overall short-term and long-term performance as measured by key operational and financial objectives incorporated in both long-term and short-term performance-based compensation programs. Please refer to the Compensation Discussion and Analysis section of this proxy statement for details regarding how the Organization & Compensation Committee links the compensation paid to our named executive officers to our corporate performance.
Year(1)	Summary Comp. Table for CEO	Comp. Actually Paid to CEO(2)	Average Summary Comp. Table Total for Non-CEO NEOs	Average Comp. Actually Paid to Non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Budget to Actual Performance (EPS)(4)
					TSR	Peer Group TSR(3)
2022	$3,351,529	$3,111,318	$820,950	$829,540	$123.71	$123.42	$96.0	(1.7)%
2021	$3,718,087	$4,495,501	$1,204,755	$1,050,610	$144.06	$144.46	$101.1	6.5%
2020	$3,776,856	$4,268,399	$901,550	$983,279	$106.68	$115.75	$96.8	21%

(1)
The CEO for all three reporting years was Martin A. Kropelnicki. The other 2022 NEOs are Thomas F. Smegal III, Paul G. Townsley, Robert J. Kuta and Michael B. Luu. The other NEOs in the 2021 and 2020 reporting year are Thomas F. Smegal III, Paul G. Townsley, Robert J. Kuta and Lynne P. McGhee.

(2)
Amounts reported in this column are based on total compensation reported for our CEOs and our other NEOs in the Summary Compensation Table for the indicated reporting and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

President & CEO Summary Compensation Table (SCT) Total to Compensation Actually Paid (CAP) Reconciliation
	2022	2021	2020
Summary Compensation Table Reported Compensation	$3,351,529	$3,718,087	$3,776,856
Deduction for pension values reported in SCT for the covered year	$0	$(575,989)	$0
Increase for pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$82,895	$81,524	$85,800
Deduction for grant date fair value of equity awards reported in “Stock Awards” column of the SCT for the covered year	$(980,523)	$(988,682)	$(880,653)
Increase for the fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	$1,098,773	$1,507,585	$1,090,917
Increase/(Deduction) for the change in fair value as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	$(251,005)	$729,836	$235,910
Increase/(Deduction) for the change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	$(201,591)	$10,740	$(49,577)
Increase for the dollar value of any dividends or other earnings paid on stock or option awards in the covered year prior to the vesting date that are not otherwise reflected in the fair value of such award	$11,240	$12,400	$9,146
Total Compensation Actually Paid	$3,111,318	$4,495,501	$4,268,399
California Water Service Group | 2023 Proxy Statement | 70

Average Non-President & CEO NEO SCT Total to CAP Reconciliation
	2022	2021	2020
Summary Compensation Table Reported Compensation	$820,950	$1,204,755	$901,550
Deduction for pension values reported in SCT for the covered year	$0	$(469,748)	$(87,249)
Increase for pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$76,223	$80,336	$84,835
Deduction for grant date fair value of equity awards reported in “Stock Awards” column of the SCT for the covered year	$(163,449)	$(199,894)	$(153,202)
Increase for the fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	$182,219	$280,660	$186,461
Increase/(Deduction) for the change in fair value as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	$(40,410)	$140,492	$61,555
Increase/(Deduction) for the change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	$(48,293)	$2,102	$(12,936)
Increase for the dollar value of any dividends or other earnings paid on stock or option awards in the covered year prior to the vesting date that are not otherwise reflected in the fair value of such award	$2,299	$2,907	$2,265
Total Compensation Actually Paid	$829,540	$1,050,610	$983,279

(3)
Amounts reported in this column represents returns on an initial $100 investment based on the Robert W. Baird Water Utility Index, which we chose as peer group for purposes of the Pay versus Performance table.

(4)
This metric measures the annual budget-to-actual performance of the Company. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year at its January meeting. By adhering to budgets, management is able to demonstrate to the Board, stockholders and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan. The values reported in this column represents negative 1.7% EPS variance to budget in 2022, positive 6.5% EPS variance to budget in 2021, and positive 21% EPS variance to budget in 2020.

Tabular List of Performance Metrics
The following are the most important financial performance measures (and non-financial performance measures), as determined by the Group, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.
Budget to Actual Performance (EPS)
Return on Equity for Stockholder Return
Growth in Stockholder’s Equity
Customer Service and Support
Emergency Preparedness and Safety
Infrastructure Improvement and Utility Plant Investment
Water Quality and Public Health
Compensation Actually Paid versus Total Shareholder Return (TSR), Net Income, and Budget to Actual Performance
The following graphs describe the relationship between compensation actually paid to our NEOs and the Company’s cumulative Total Shareholder Return, net income and budget to actual performance (EPS) for the indicated years. In addition, the first graph below compares the Company’s cumulative TSR and our peer group cumulative TSR.
California Water Service Group | 2023 Proxy Statement | 71

Compensation Actually Paid vs. TSR

$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR
$4,268,399
$983,279
$116
$107
$4,495,501
$144
$144
$1,045,610
$124
$123
$3,111,318
$829,540
2020
2021
2022
Compensation Actually Paid to CEO
Average Compenation Actually Paid to Non-CEO
California Water Cumulative Total Shareholder Return
Peer Group Total Shareholder Return

California Water Service Group | 2023 Proxy Statement | 72

Compensation Actually Paid vs. Budget to Actual Performance (EPS)

$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
25%
20%
15%
10%
5%
0%
-5%
Budget to Actual Performance (EPS) %
$4,268,399
21%
$983,279
$4,495,501
7%
$1,045,610
$3,111,318
$829,540
-2%
2020
2021
2022
Compensation Actually Paid to CEO
Average Compenation Actually Paid to Non-CEO
Budget to Actual Performance (EPS)

California Water Service Group | 2023 Proxy Statement | 73

Report of the Organization and Compensation Committee of the Board of Directors on Executive Compensation
The Organization and Compensation Committee of the Group’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:
The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group’s annual report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.
The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:
ORGANIZATION AND COMPENSATION COMMITTEE
Thomas M. Krummel, M.D., Committee Chair
Scott L. Morris
Lester A. Snow
California Water Service Group | 2023 Proxy Statement | 74

Organization and Compensation Committee Interlocks and Insider Participation
The following directors were members of the Organization and Compensation Committee during the 2022 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Terry P. Bayer, Scott L. Morris, and Lester A. Snow. No member of the Organization and Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2022, nor was any such member previously an officer of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under “Procedures for Approval of Related Person Transactions”, included elsewhere in this Proxy Statement.
None of the officers of the Group have served on the Board of Directors or on the Organization and Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Organization and Compensation Committee of the Group.
California Water Service Group | 2023 Proxy Statement | 75

Procedures for Approval of Related Person Transactions
It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, the Group’s business interests. This policy is included in the Code of Business Conduct and Ethics for Directors and the Business Code of Conduct for Employees. Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board’s Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of  “related person transactions” involving the Group or its subsidiaries and related persons, as defined in SEC rules. Under SEC rules, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group at any time since the beginning of the previous fiscal year.
Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and officer completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.
Since the beginning of 2022, there were no related person transactions under the relevant standards.
California Water Service Group | 2023 Proxy Statement | 76

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
We are asking our stockholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar stockholder vote every year since 2014.
As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our stockholders and customers. We regularly review our executive compensation program with the goal that compensation is closely tied to aspects of our company’s performance that our NEOs can impact and that are likely to have an impact on stockholder value.
Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an officer would be incentivized to pursue good results with respect to a single performance measure, company segment, or area of responsibility to the detriment of our company as a whole.
In the CD&A, we also discuss why we believe the compensation of our NEOs for fiscal 2022 was appropriately aligned with our company’s performance during fiscal 2022. The CD&A also describes feedback we received regarding our executive compensation program during our stockholder outreach efforts, and is intended to provide additional clarity and transparency regarding the rationale for, and philosophy behind, our executive compensation program and practices. We urge you to carefully read the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.
The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believe the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving the Group’s goals and the compensation of the Group’s named executive officers reported in this Proxy Statement has supported and contributed to the Group’s success. Accordingly, the Group asks stockholders to vote “FOR” the following resolution at the 2022 Annual Meeting:
“RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group’s executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2017 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, including due to consideration of the voting results on Proposal No. 3, the advisory vote to approve 2023 executive compensation will be held at the 2024 Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2023 Proxy Statement | 77

PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
The Group is also asking stockholders to vote on an advisory resolution, under Section 14A of the Exchange Act, regarding how often the Group should seek an advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 2 in this Proxy Statement. By voting on this Proposal No. 3, stockholders may indicate whether they would prefer an advisory vote to approve named executive officer compensation once every one, two or three years for future annual meetings. This non-binding “frequency” vote is required at least once every six years (the next such vote will be held at the 2029 Annual Meeting).
The Group currently holds an advisory non-binding vote to approve the compensation of our named executive officers on an annual basis. After careful consideration, the Board has determined that an advisory vote to approve executive compensation that occurs every year continues to be the most appropriate option for the Group. While the Group’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. The Board, therefore, recommends that stockholders vote for a one-year interval for the advisory vote to approve executive compensation.
In developing its recommendation, the Board considered that an annual advisory vote to approve executive compensation will allow stockholders to provide input on the Group’s compensation policies, practices and philosophy, as disclosed in this Proxy Statement. An annual advisory vote to approve executive compensation is also consistent with the Group’s policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters. Additionally, the majority of votes cast at the 2017 Annual Meeting voted in favor of holding an annual advisory vote to approve executive compensation.
Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, or three years, or stockholders may abstain from voting, when voting in response to the resolution set forth below.
“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Group is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote to approve executive compensation as selected by stockholders. However, because this vote is advisory and not binding on the Board, the Board may decide that it is in the best interests of our stockholders and the Group to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote for a frequency of “ONE YEAR” for this proposal.
California Water Service Group | 2023 Proxy Statement | 78

Report of the Audit Committee
The Audit Committee oversees the Group’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group’s website at http://www.calwatergroup.com. The Audit Committee consists of three members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and all of the Audit Committee’s members meet the requirements of an Audit Committee financial expert. During 2022, the Audit Committee met four times.
The Group’s management has primary responsibility for preparing the Group’s financial statements and the overall reporting process, including the Group’s system of internal controls. Deloitte & Touche LLP, the Group’s independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP expressed an adverse opinion on the Group’s internal control over financial reporting as of December 31, 2022.
In connection with the December 31, 2022 financial statements, the Audit Committee:
(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm’s independence, and considered whether the firm’s provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP’s independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group’s internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group’s internal controls and overall quality of the Group’s financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group’s President & CEO, the CFO, the Controller, and the General Counsel to discuss the same matters.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2022 to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Gregory E. Aliff, Committee Chair
Scott L. Morris
Patricia K. Wagner
California Water Service Group | 2023 Proxy Statement | 79

Relationship with the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group’s independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP’s lead engagement partner when rotation is required.
Deloitte & Touche LLP has served as the Group’s independent auditor since fiscal 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm’s past performance, and an assessment of the firm’s qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm for the year ending December 31, 2023. The Committee’s selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.
The following table summarizes the audit fees billed and expected to be billed by Deloitte & Touche LLP, the Group’s independent registered public accounting firm, for the indicated fiscal years and the fees billed by Deloitte & Touche LLP for all other services rendered during the indicated fiscal years.
Category of Services	2021	2022
Audit Fees(1)	$1,810,744	$2,322,469
Audit-Related Fees(2)	90,708	269,877
Tax Fees	0	0
All Other Fees	0	0
Total	$1,901,452	$2,592,346

(1)
Audit fees relate to audits of the Group’s annual financial statements, quarterly reviews of the Group’s interim financial statements and the audit of the effectiveness of internal control over financial reporting.

(2)
Audit-related fees related to comfort letter fees associated with Group’s at-the-market equity program.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next regularly scheduled meeting. All of the fees reported in the table above were pre-approved in accordance with these procedures.
California Water Service Group | 2023 Proxy Statement | 80

PROPOSAL NO. 4 — RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2023. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote “FOR” the adoption of this proposal. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to answer appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2023 Proxy Statement | 81

PROPOSAL NO. 5 — APPROVAL OF AMENDMENT TO THE GROUP’S CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
The State of Delaware, which is where the Group is incorporated, recently enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to but more limited than the protection already afforded to directors under our Certificate of Incorporation.
In line with the update to Delaware law, we are proposing, and are asking stockholders to approve, an amendment to the Group’s Certificate of Incorporation to extend the exculpation provisions to certain officers (the “Proposed Certificate Amendment”). Specifically, the Proposed Certificate Amendment, which our Board of Directors has approved and declared advisable, would amend the first paragraph of Article SEVENTH as follows:
“SEVENTH:
The liability of the directors and officers of the corporation, both to the corporation and to its stockholders, for monetary damages, including liability for breach of fiduciary duty, shall be eliminated to the fullest extent permissible under Delaware law, as such law currently exists and as it may be amended in the future.”
Purpose and Effect of the Proposed Certificate Amendment
The Board of Directors believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law, in order to better position the Group to attract and retain qualified and experienced officers. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. The nature of their role often requires officers to make decisions on crucial matters and frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. Aligning the protections available to our officers with those available to our directors would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability.
The Board of Directors also believes that the Proposed Certificate Amendment would strike the appropriate balance between furthering the Group’s goals of attracting and retaining quality officers with promoting stockholder accountability because, consistent with the update to Delaware law, the Proposed Certificate Amendment would exculpate officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate or limit liability with respect to any of the following:
•
breach of fiduciary duty claims brought by the Group itself;

•
derivative claims brought by stockholders in the name of the Group;

•
any claims involving breach of the duty of loyalty to the Group or its stockholders;

•
any claims involving acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or

•
any claims involving transactions from which the officer derived an improper personal benefit.

Under the Proposed Certificate Amendment, the only officers who would be eligible for exculpation would be (i) anyone serving as our President, CEO, COO, CFO, Chief Legal Officer, Chief Accounting Officer, Controller and Treasurer, (ii) any other Named Executive Officers, and (iii) any other officer who has consented to service of process in Delaware by written agreement.
Taking into account the narrow class and type of claims for which officers would be exculpated, and the benefits the Board of Directors believes would accrue to the Group and its stockholders — enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits — the Board of Directors determined that the Proposed Certificate Amendment is in the best interests of the Group and its stockholders.
California Water Service Group | 2023 Proxy Statement | 82

A complete copy of the Group’s current Certificate of Incorporation is available as an exhibit to our 2022 Annual Report on Form 10-K (http://ir.calwatergroup.com).
Effectiveness
The Proposed Certificate Amendment is binding. If the Proposed Certificate Amendment is approved, it will become effective upon filing of the Certificate Amendment to our Certificate of Incorporation with the Secretary of State for the State of Delaware.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2023 Proxy Statement | 83

PROPOSAL NO. 6 — STOCKHOLDER PROPOSAL REQUESTING ADDITIONAL EMISSIONS REDUCTION TARGETS AND REPORTING
Our Board of Directors unanimously recommends that you vote “AGAINST” this proposal.
Nia Impact Capital on behalf of Nia Community Foundation, 501 Silverside Rd. STE 123, Wilmington, Delaware, 19809, beneficial owner of 45,283 shares of the Group stock, has informed the Group that it intends to present the following proposal at the Annual Meeting.
(The proposal is printed exactly as the stockholder submitted it.)
Whereas: The Intergovernmental Panel on Climate Change has advised that greenhouse gas (GHG) emissions must be halved by 2030 and reach net zero by 2050 in order to limit global warming to 1.5 degrees Celsius and avoid the worst impacts of climate change. Every incremental increase in temperature above 1.5 degrees Celsius will entail increasingly severe physical, transition, and systemic risks for companies and investors alike.
In its 2022 10-K, California Water Service Group (or “the Company”) noted that the impacts of climate change, particularly severe weather and natural disasters, may negatively affect its operations, customer demand, and the population of its service areas and potentially result in “unrecoverable costs” for the Company.
Despite acknowledging these risks, the Company’s climate goals may be insufficient to mitigate climate risk. The Company has not published science-based near or long-term GHG reduction targets, and it is unclear how its current climate efforts align with limiting warming to 1.5 degrees Celsius. By contrast, 17 water utilities have either set or committed to setting science-based GHG reduction targets through the Science Based Targets initiative (SBTi), including 9 who have committed to reaching net zero by 2050.
Investors seek increased disclosure on how companies are addressing the climate crisis and their plans to transition their business models to ones that align with limiting warming to 1.5 degrees Celsius. To assist companies in developing viable transition plans, groups including We Mean Business, CDP, State Street Global Advisors, and the Task Force on Climate-Related Disclosures have provided guidance.
California Water Service Group is asked to take additional action to comprehensively address its climate impact and mitigate both the physical risks to its operations and the transition risks associated with new regulation and a global shift to a clean energy economy. Proponents believe adopting 1.5 degree Celsius-aligned science-based targets for its full carbon footprint will help the Company mitigate these risks.
Resolved: Shareholders request California Water Service Group, within a year, issue near and long-term science-based GHG reduction targets aligned with the Paris Agreement’s ambition of maintaining global temperature rise to 1.5 degrees Celsius and summarize plans to achieve them. The targets should cover the Company’s full range of operational and supply chain emissions.
Supporting Statement: In assessing targets, we recommend, at management’s discretion:
•
Consideration of approaches used by advisory groups like SBTi;

•
Development of a transition plan that shows how the Company plans to meet its goals, taking into consideration criteria used by advisory groups and investors; and

•
Consideration of supporting targets for renewable energy, energy efficiency, and other measures deemed appropriate by management.

The Group’s Statement in Opposition
Our Board of Directors agrees with the overarching goal underlying the proposal — that it is important to mitigate climate risk — and believes that the Group’s existing ESG initiatives and reporting, including plans to publish GHG emissions reduction targets, are aligned with this goal. However, after careful consideration, and for the reasons discussed below, our Board of Directors believes that the action requested by the proposal is unnecessary, not an efficient use of resources in light of the Group’s business, and not in the best interests of the Group or our stockholders at this time, and therefore recommends that stockholders vote “AGAINST” this proposal.
California Water Service Group | 2023 Proxy Statement | 84

The Group already provides and is further improving upon its reporting of its Scope 1, 2 and 3 GHG emissions*.
The Group transparently reports on our ESG initiatives through our annual ESG report and ESG analyst download and is focused on continued improvement in our data collection and measurement efforts.
As part of our reporting efforts to date, we have disclosed our estimated Scope 1 and 2 emissions since 2019. In 2021, we also began disclosing estimated Scope 3 emissions. These disclosures, which were featured in our past Corporate Citizenship and ESG reports, included a more limited set of emissions calculations, estimated with reference to a combination of select concepts from the GHG Protocol Corporate Accounting and Reporting Standard, Revised Edition (GHG Protocol) and the Environmental Protection Agency (EPA).
The Group more recently partnered with an independent consultant to prepare a more comprehensive GHG emissions inventory that re-estimates our 2021 emissions and estimates our 2022 emissions. This inventory consists of an assessment of possible emissions sources across the Group’s value chain, and therefore includes a broader set of emissions sources applicable to our business than was estimated in previous emissions calculations. Additionally, this new inventory uses the globally recognized GHG Protocol and GHG Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard (Scope 3 Standard) as the basis of the Group’s emissions activity data collection and calculation methodologies for the first time. Regarding Scope 3 value chain emissions, we reviewed all fifteen Scope 3 categories of the Scope 3 Standard when assessing those categories to focus on for our 2021 and 2022 emissions inventory. We chose the three categories we believe to be the most impactful to addressing our overall emissions footprint based on the nature of our business: categories 1 (Purchased Goods and Services), 2 (Capital Goods), and 5 (Waste Generated in Operations).
Completion of the Group’s GHG Protocol-aligned inventory for 2021 and 2022 provides us with a better baseline to establish a path forward for emissions reductions. Furthermore, we intend to continue to enhance our emissions activity data collection and management processes, as well as the breadth of our estimated Scope 1, 2, and 3 emissions calculations, in the years to come, which should provide additional insights to inform evidence-based GHG emissions reduction strategies and target-setting activities.
We intend to report the results of our most recent GHG emissions estimates in our 2022 ESG Report, which is scheduled to be published in May 2023. We have been working to align the disclosures in our 2022 ESG Report with the Sustainability Accounting Standards Board Water Utilities and Services Industry Standard, leverage the guidance of the Task Force on Climate-related Financial Disclosures, and reference the 2021 Global Reporting Initiative Universal Standards.
The Group already has announced its intent to establish and publish GHG emissions reduction targets by 2025.
The Group is dedicated to understanding and leveraging the interdependence of ESG interests and aims to integrate our commitment to protecting the planet, caring for people, and operating with the utmost integrity into the fabric of our daily business activities. We believe this will support our long-term sustainability and business success and help us achieve our purpose of enhancing the quality of life for those we serve. Accordingly, in our 2021 ESG Report, we publicly committed to a number of objectives related to reducing our emissions footprint and promoting resilience against climate-related risks. These objectives include, among other things, completing comprehensive data analysis and modelling, and establishing and publishing targets for energy/greenhouse gas intensity of water sourced and/or delivered to customers. We intend to report on our progress and plans to achieve these goals in our 2022 ESG Report.
Reducing energy demand and emissions within our operations is a key part of our strategy for mitigating our contribution to climate change. We are focused on increasing our operational efficiency, leveraging renewable energy sources, promoting fleet sustainability, and enhancing data management processes that may provide additional insights. In the near term, we believe that continuing to focus our efforts on these activities associated with our Scope 1 and 2 emissions (rather than also on Scope 3 emissions, as requested by the proposal) will have the greatest impact to addressing our overall emissions footprint based on the nature of our business, as we have more control over these emissions compared to our Scope 3 emissions (as discussed below). We also believe that this targeted approach more effectively supports our production of actionable data to inform the implementation and execution of our climate strategy, future target-setting efforts for emissions reduction, and our preparation for emerging regulations and disclosure standards, such as the SEC’s forthcoming climate change reporting rules.
The proposal would expose the Group to unnecessary risk without adding meaningful value toward addressing climate change.
We agree that measuring Scope 3 emissions is important to addressing climate change, and setting emissions reduction targets that address emissions across Scopes 1, 2, and 3 will be a priority for the Group in the future as we continue our decarbonization journey. We

*
As defined in the GHG Protocol and the Scope 3 Standard, Scope 1 emissions refers to direct GHG emissions from sources owned or controlled by the reporting entity; Scope 2 emissions refers to electricity indirect GHG emissions from the generation of purchased electricity that is consumed in the reporting entity’s owned or controlled equipment or operations; and Scope 3 emissions refers to other indirect GHG emissions resulting from the reporting entity’s value chain activities.

California Water Service Group | 2023 Proxy Statement | 85

also intend to continue engaging with our suppliers on emissions reductions and to complete an assessment of Scope 3 emissions that are relevant to our business but that have not yet been calculated.
However, the Group is not in a position at this time to make a time-bound commitment to setting a science-based GHG reduction target for Scope 3 emissions. Setting a Scope 3 emissions reduction target is expected to remain a significant challenge for the Group for some time. Given the nature of our business as a regulated investor-owned water utility, and based on our assessment to date, we currently have limited ability to influence the Scope 3 emissions levels in the categories that we believe to be our most impactful.
•
Supply chain challenges: We have little influence over the climate strategies of the large government agencies from which we purchase approximately 50% of our water supply, which in some locations, are our only available water source. Similarly, we have little influence over the various government entities that may treat wastewater after our customers’ use. We believe these are major contributors to our overall Scope 3 emissions inventory.

•
Regulatory challenges: Additionally, as a regulated water utility, setting and then achieving an emissions reduction target will require increases in our cost structure and changes in company operations that may affect customer rates and would therefore need to be approved within the rate case process with the state public utilities commissions. In our experience, we have found that various public utilities commissions have been sensitive to increased costs to ratepayers, and thus, our ability to make investments to reduce our emissions has been limited because such investments have not garnered support from the state public utilities commissions. Additionally, in our experience, the focus of climate change-related rulemaking by our state public utilities commissions has been for water utilities to incorporate climate change adaptation and resiliency planning into their business, rather than on climate change mitigation or decarbonization. While working to mature our climate change strategy over the past few years, we continue to be limited in our ability to invest heavily in decarbonization due to this dynamic.

Accordingly, we believe our approach as previously described, including the objectives the Group has already published and the development of actionable data to inform additional emission target-setting in the future, more effectively supports our efforts to further develop and execute on our climate strategy without exposing the Group to unnecessary risk.
For the foregoing reasons, our Board believes that this proposal is unnecessary, not an efficient use of resources in light of the Group’s business, and not in the best interests of the Group or our stockholders at this time.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “AGAINST” this proposal.
California Water Service Group | 2023 Proxy Statement | 86

OTHER MATTERS
Stock Ownership of Management and Certain Beneficial Owners

Non-Employee Director and Executive Stock Ownership Guidelines
The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
The following table shows the common stock ownership of our current directors and nominees, the executive officers named in the 2022 Summary Compensation Table, and such directors and all of our executive officers as a group, as of April 4, 2023. All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).
Name	Common Stock Beneficially Owned(*)
Gregory E. Aliff, Director	17,322
Terry P. Bayer, Director	16,257
Shelly M. Esque, Director	9,904
Martin A. Kropelnicki, Director and Executive Officer	117,523
Thomas M. Krummel, M.D., Director	30,506
Robert J. Kuta, Executive Officer	13,916
Michael B. Luu, Executive Officer	20,806
Yvonne A. Maldonado, M.D., Director	4,541
Scott L. Morris, Director	7,118
Peter C. Nelson, Director and Retired Executive Officer	20,420
Carol M. Pottenger, Director	11,089
Thomas F. Smegal III, Executive Officer	46,884
Lester A. Snow, Director	21,744
Paul G. Townsley, Executive Officer	31,370
Patricia K. Wagner, Director	7,115
All current directors and executives as a group	492,621

*
To our knowledge, as of April 4, 2023, all directors and executives together beneficially owned an aggregate of approximately 1.0% of outstanding common shares. No one director or executive beneficially owns more than 1.0% of outstanding common shares.

Ownership of Largest Stockholders
As of December 31, 2022, our records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than 5% percent of the outstanding shares of our common stock.
The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, we are not aware of any other beneficial owners of more than 5% percent of the common stock.
California Water Service Group | 2023 Proxy Statement | 87

Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	10,409,635	19.0%
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	6,761,651	12.33%
State Street Corporation(3) 1 Lincoln Street Boston, MA 02111	5,337,022	9.73%

(1)
BlackRock, Inc. has sole voting power over 10,272,100 shares and sole investment power over all 10,409,635 shares, and no shared voting power or shared investment power as of December 31, 2022, as disclosed on Schedule 13G/A filed with the SEC on January 26, 2023.

(2)
The Vanguard Group, Inc. has sole voting power over 0 shares; sole investment power over 6,628,954 shares; shared voting power over 78,257 shares; and shared investment power over 132,697 shares as of December 31, 2022, as disclosed on Schedule 13G/A filed with the SEC on February 9, 2023.

(3)
State Street Corporation has shared voting power over 4,952,099 shares, shared investment power over all 5,337,022 shares, and no sole voting power or sole investment power over any shares as of December 31, 2022, as disclosed on Schedule 13G/A filed with the SEC on February 8, 2023.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and SEC rules, our directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. To our knowledge, based solely on a review of reports filed with the SEC and written representations from our directors and executive officers that no Form 5 was required, due to administrative error, one Form 4 to report one transaction with respect to Dr. Krummel was not timely filed in fiscal 2022.
Adjournment

Notice of adjournment need not be given if the place, if any, and date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the Annual Meeting at which the adjournment is taken, displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication or set forth in the notice of meeting given in accordance with our bylaws. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned annual meetings, any business may be transacted that might have been transacted at the original Annual Meeting.
Cost of Proxy Solicitation

The Group is soliciting proxies on behalf of the Board and will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials that may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 470 West Avenue, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $9,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to stockholders electronically via the Internet on the Company’s website at http://ir.calwatergroup.com. On April   , 2023, we began mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.
California Water Service Group | 2023 Proxy Statement | 88

You can elect to receive future Proxy Materials by email, which will save us the cost of producing and mailing documents to you by enrolling at www.ProxyVote.com. If you choose to receive future Proxy Materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.
Other Matters

The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion.
The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.
Stockholders Sharing an Address

The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group’s shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group’s shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
Copies of Annual Report on Form 10-K

The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules, but without exhibits) for fiscal year 2022. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of   $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Electronic copies of the Group’s Form 10-K, including exhibits and this Proxy Statement, will be available on the Group’s website at http://www.calwatergroup.com.
Disclaimer Regarding Website

The information contained on the Group’s website, including the Environmental, Social, and Governance Report, is not to be deemed included or incorporated by reference into this Proxy Statement.
California Water Service Group | 2023 Proxy Statement | 89

FREQUENTLY ASKED QUESTIONS
What am I voting on?

•
Election of the nine directors named in the Proxy Statement to serve until the 2024 Annual Meeting;

•
An advisory vote to approve executive compensation;

•
An advisory vote on the frequency of future advisory votes to approve executive compensation;

•
Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2023; and

•
Approval of an amendment to the Group’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

•
Stockholder proposal requesting additional emissions reduction targets and reporting

Who may attend the Annual Meeting?

Any stockholders of the Group as of the record date may attend.
How can I attend the Annual Meeting?

This year, we plan to hold the Annual Meeting online through an audio webcast. This format will enable stockholders to attend the meeting and participate from any location, at minimal cost. You will be able to attend the Annual Meeting online at www.virtualshareholdermeeting.com/CWT2023. You will also be able to vote your shares online at the Annual Meeting (see below).
If you are the record holder, to participate in the Annual Meeting, you will need the control number included on your proxy card. If your shares are held through a stockbroker or another nominee, and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may participate in the Annual Meeting with the access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares through a stockbroker or another nominee should contact their broker or nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to participate in the Annual Meeting, or voting instruction card (if your shares are held through a stockbroker or another nominee).
We encourage you to access the Annual Meeting 15 minutes prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
How can I ask questions at the Annual Meeting?

Stockholders may submit questions live during the Annual Meeting at www.virtualshareholdermeeting.com/CWT2023.
The Group is committed to transparency. All questions received during the Annual Meeting that comply with the meeting rules of conduct, and the Group’s responses, will be posted to our Investor Relations website at http://ir.calwatergroup.com/ reasonably promptly after the Annual Meeting. Personal details may be omitted for data protection purposes. If we receive substantially similar questions, we may group these questions together and provide a single response to avoid repetition.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the meeting website?

The technical support telephone number will be posted on the Virtual Shareholder Meeting login page, www.virtualshareholdermeeting.com/CWT2023. If you encounter any difficulties, please call the number and speak to a technical support representative.
California Water Service Group | 2023 Proxy Statement | 90

Who is entitled to vote?

Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on April 4, 2023 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
How many votes do I get?

Each share of common stock is entitled to one vote.
What constitutes a quorum?

A majority of the outstanding shares present at the Annual Meeting or represented by persons holding valid proxies constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.
Without a quorum, no business may be transacted at the Annual Meeting. However, in the absence of a quorum, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.
At the Record Date, there were      shares of our common stock outstanding and entitled to vote at the Annual Meeting.
How are the directors elected?

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast “FOR” a nominee for director exceeds the number of votes cast “AGAINST” that nominee for director. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures that require an incumbent nominee for director who does not receive the required votes for re-election to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee’s recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board’s decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.
How do I vote?

If you are a stockholder of record (that is, you hold your shares in your own name), you may vote in advance of the Annual Meeting online, by telephone or, by mail, or you may vote online during the Annual Meeting. Different rules apply if your stockbroker or another nominee holds your shares for you (see below).
You may vote online.	You may vote by telephone.	You may vote by mail.

You do this by following the “Vote
by Internet” instructions on the
proxy card. If you vote online, you
do not have to mail in your proxy
card.
Even if you plan to attend the
Annual Meeting online, we
recommend that you vote your
shares prior to the meeting so that
your vote will be counted if you later
decide not to attend.
You do this by following the “Vote by Phone” instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.
You do this by signing the proxy card
and mailing it in the enclosed,
prepaid, and addressed envelope. If
you mark your voting instructions on
the proxy card, your shares will be
voted as you instruct.
If you return a signed card but do
not provide voting instructions, your
shares will be voted in accordance
with the Board’s recommendations
set forth in this proxy statement.

California Water Service Group | 2023 Proxy Statement | 91

What if I change my mind after I return my proxy?

You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:
•
Signing another proxy with a later date;

•
Voting online or by telephone by the applicable deadline (your latest online or telephone proxy is counted);

•
Voting online during the Annual Meeting; or

•
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote online during the meeting.
How do I vote if my shares are held by my stockbroker (or other nominee)?

If your shares are held by a stockbroker (or other nominee), you may vote your shares without participating in the Annual Meeting, or online during the Annual Meeting if you choose to attend.
You will receive a voting instruction card with information about how to instruct your stockbroker to vote your shares. If you do not provide instructions, then your stockbroker, under certain circumstances, may vote your shares.
Specifically, stockbrokers have authority to vote your uninstructed shares on certain “routine” matters. Whether a proposal is considered routine or non-routine is subject to stock exchange regulations and final determination by the stock exchange. For “non-routine” matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.
If you do not give your stockbroker voting instructions, your stockbroker may either:
•
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters; or

•
Leave your shares entirely unvoted (and we are aware that some stockbrokers are choosing to leave shares entirely unvoted even on routine matters).

Shares that your stockbroker does not vote (“broker non-votes”) will count towards the quorum. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.
What is the voting requirement to approve each of the proposals?

Proposal	Vote Required
Proposal No. 1 — Election of 9 directors	Majority of Votes Cast
Proposal No. 2 — Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 3 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 4 — Ratify the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2022	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 5 — Approval of Amendment to the Group’s Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	Majority of Shares Outstanding and Entitled to Vote
Proposal No. 6 — Stockholder proposal requesting additional emissions reduction targets and reporting	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
California Water Service Group | 2023 Proxy Statement | 92

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes, if any, and abstentions have no effect on that proposal. With respect to Proposal Nos. 2, 3, 4, and 6 broker non-votes, if any, have no effect on the outcome, and abstentions have the effect of a vote “AGAINST.” With respect to Proposal No. 5, abstentions and broker non-votes, if any, have the effect of a vote “AGAINST.”
Who will count the vote?

Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.
What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.
What is the deadline for submitting stockholder proposals for inclusion in the Group’s proxy materials for next year’s Annual Meeting?

Any proposals that stockholders intend to submit for inclusion in next year’s Group proxy materials must be received by the Corporate Secretary of the Group by the close of business (5:00 p.m. Pacific Time) on December 21, 2023. A proposal, together with any supporting statement, may not exceed 500 words and must comply with other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?

Stockholders who are entitled to vote at a stockholders’ meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so (including the timing and information required under Rule 14a-19 of the Exchange Act). The bylaws are posted on the Group’s website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4508. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group’s principal place of business no less than 90 days before and no more than 120 days before the first anniversary of the prior year’s Annual Meeting. For the 2024 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business (5:00 p.m. Pacific Time) between February 1, 2024 and March 2, 2024. If we change the date of the Annual Meeting by more than 30 days before or more than 60 days after the date of the previous meeting, notice is due not less than 90 days nor more than 120 days before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group’s Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.
The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder’s right to request inclusion of proposals in the Group’s Proxy Statement under Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board’s executive sessions, or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group’s directors, to the lead director (who chairs the Board’s executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care
California Water Service Group | 2023 Proxy Statement | 93

of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).
Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
California Water Service Group | 2023 Proxy Statement | 94

PRELIMINARY PROXY — SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

V12875-P88799

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CALIFORNIA WATER SERVICE GROUP

1. ELECTION OF DIRECTORS

Nominees:	**For**	**Against**	**Abstain**
1a. Gregory E. Aliff	☐	☐	☐
1b. Shelly M. Esque	☐	☐	☐
1c. Martin A. Kropelnicki	☐	☐	☐
1d. Thomas M. Krummel, M.D.	☐	☐	☐
1e. Yvonne A. Maldonado, M.D.	☐	☐	☐
1f. Scott L. Morris	☐	☐	☐
1g. Carol M. Pottenger	☐	☐	☐
1h. Lester A. Snow	☐	☐	☐
1i. Patricia K. Wagner	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2, for ONE YEAR on proposal 3, and FOR proposals 4 and 5.

	For	**Against**	**Abstain**
2. Advisory vote to approve executive compensation.	☐	☐	☐

NOTE: I authorize the proxies to vote according to their discretion on any other matters that properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE CALIFORNIA WATER SERVICE GROUP ATTN: MICHELLE MORTENSEN1720 NORTH FIRST STREET SAN JOSE, CA 95112-4508 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time May 30, 2023 for shares held directly and by 11:59 p.m. Eastern Time May 28, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CWT2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time May 30, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 28, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V12875-P88799 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.Gregory E. Aliff!!!The Board of Directors recommends you vote FOR proposal 2, for ONE YEAR on proposal 3, and FORFor Against Abstain1b.Shelly M. Esque!!!2.Advisory vote to approve executive compensation.!!!1c.Martin A. Kropelnicki!!!1 Year2 Years 3 Years Abstain1d.Thomas M. Krummel, M.D.!!!3.Advisory vote on the frequency of future advisory!!!!1e.Yvonne A. Maldonado, M.D.!!!For Against Abstain1f.Scott L. Morris!!!4. Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2023.!!!1g.Carol M. Pottenger!!!5. Approval of Amendment to the Group’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.!!!1h.Lester A. Snow!!!The Board of Directors recommends you vote AGAINSTFor Against Abstain1i.Patricia K. Wagner!!!6.Stockholder proposal requesting additional emissions reduction targets and reporting.!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and the Annual Report are available at www.proxyvote.com.V12876-P88799CALIFORNIA WATER SERVICE GROUPTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSMARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held on May 31, 2023, or at any adjournment or postponement thereof  (including, if applicable, for the election of any substitute nominee named by the Board of Directors if any nominee named in proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the Notice of Meeting and Proxy Statement relating to this meeting and of the Group's most recent Annual Report to Stockholders.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR ONE YEAR ON PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, AND AGAINST PROPOSAL 6.Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible.Continued and to be signed on reverse side